Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of June 1, 2007, by and among Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), and the purchasers set forth on Schedule 1 attached hereto (each a “Purchaser” and collectively, the “Purchasers”).
     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below) and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers desire to purchase from the Company, securities of the Company as more fully described in this Agreement.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:
ARTICLE I.
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:
     “Action” shall have the meaning ascribed to such term in Section 3.1(j).
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.
     “Affiliate Transaction” shall have the meaning ascribed to such term in Section 4.9(e).
     “Board of Directors” means, at any time, the board of directors of the Company.
     “Business Day” means any day except Saturday, Sunday and any day which is a federal legal holiday or a day on which banking institutions in the State of Minnesota or State of New York are authorized or required by law or other governmental action to close.
     “Capital Lease” means any lease required to be capitalized in accordance with GAAP.
     “Certificate” shall have the meaning ascribed to such term in Section 2.1.
     “Closing” shall have the meaning ascribed to such term in Section 2.2.

     “Closing Date” shall have the meaning ascribed to such term in Section 2.2.
     “Closing Fee” shall have the meaning ascribed to such term in Section 5.3.
     “Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter have been reclassified or changed.
     “Common Stock Equivalents” means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.
     “Company Counsel” means Faegre and Benson LLP.
     “Company Group” means, collectively, the Company and its Subsidiaries.
     “Company Shareholders’ Meeting” shall have the meaning ascribed to such term in Section 4.10(b).
     “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Shares and all shares of Common Stock issued in exchange or substitution therefor.
     “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.
     “EBITDA” means, for any period, the net income of the Company Group for such period plus (a) without duplication and to the extent deducted in determining such net income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, and (iii) all amounts attributable to depreciation and amortization for such period, and minus (b) to the extent included in determining such net income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP.
     “Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the SEC.
     “Environmental and Safety Requirements” means all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or by-products, asbestos, polychlorinated biphenyls, noise or radiation.
     “Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(r).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Exchange Cap” shall have the meaning ascribed to such term in the Certificate.
     “GAAP” shall have the meaning ascribed to such term in Section 3.1(h).
     “Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person except the Company or a wholly owned Subsidiary (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include endorsements for the collection or deposit in the ordinary course of business of the Company consistent with past practice.
     “Governmental Agency” means any federal, state, local, foreign or other governmental agency, instrumentality, commission, authority, board or body.
     “Indebtedness” of any Person, means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business consistent with past practice), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing rights, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all obligations under Capital Leases of such Person, (i) all obligations of such Person as an account party in respect of letters of credit, and (j) all obligations of such Person in respect of bankers’ acceptances, provided that Indebtedness shall not include any indebtedness of the Company solely to one or more wholly owned Subsidiaries or any indebtedness of any wholly owned Subsidiary solely to one or more of the Company or another wholly owned Subsidiary. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.
     “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o).
     “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
     “Losses” shall have the meaning ascribed to such term in Section 4.12(a).
     “Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b).
     “Material Permits” shall have the meaning ascribed to such term in Section 3.1(m).
     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, Governmental Agency or other entity of any kind.
     “Plan” or “Plans” shall have the meaning ascribed to such term in Section 3.1(hh).
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Proxy Statement” shall mean a proxy statement relating to the Company Shareholders’ Meeting, as amended or supplemented from time to time.
     “Purchaser 1” shall mean Marathon Fund Limited Partnership V.
     “Purchaser 1 Directors” shall mean the two individuals designated by Purchaser 1 in writing to the Company, which two individuals shall initially be Michael T. Sweeney and Darren L. Acheson, or any successor Purchaser 1 Directors subsequently designated by Purchaser 1 in writing to the Company.
     “Purchaser Party” shall have the meaning ascribed to such term in Section 4.7.
     “Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of Exhibit A attached hereto.

     “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Conversion Shares, the Warrant Shares, or both.
     “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e).
     “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
     “SEC” means the United States Securities and Exchange Commission.
     “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h).
     “Securities” means the Shares, Warrants, Conversion Shares, and Warrant Shares.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Shares” means the shares of Series A Preferred Stock, $0.01 par value per share, issued or issuable to the Purchasers pursuant to the Transaction Documents.
     “Subsidiary” means any subsidiary of the Company as defined in Rule 1-02 of Regulation S-X promulgated by the SEC pursuant to the Exchange Act.
     “Subscription Amount” means, with respect to any Purchaser, the amount set forth opposite such Purchaser’s name in the appropriate column on Schedule 1 attached hereto.
     “Support Agreement” means the Support Agreement, dated the date hereof, by and among the Company and the Purchasers, in the form of Exhibit B attached hereto.
     “Threshold” shall have the meaning ascribed to such term in Section 4.7(a).
     “Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the Pink Sheets, LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     “Transaction Documents” means this Agreement, the Registration Rights Agreement, the Support Agreement, the Certificate, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Warrants” means the warrants, dated the date hereof, issued by the Company to each of the Purchasers, to purchase shares of Common Stock, each such warrant in the form of Exhibit C attached hereto, and all warrants issued in exchange or substitution therefor.
     “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants and all shares of Common Stock issued in exchange or substitution therefor.
ARTICLE II.
PURCHASE AND SALE
     2.1 Certificate of Designation; Purchase and Sale of Shares and Warrants. The Company shall adopt and file with the Secretary of State of Minnesota on or before the Closing, a Certificate of Designation of Series A Preferred Stock in the form attached hereto as Exhibit D (the “Certificate”). At the Closing, upon the terms and subject to the conditions set forth herein, concurrent with the execution and delivery of this Agreement, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees to purchase, severally and not jointly, from the Company (a) the number of Shares set forth opposite such Purchaser’s name in the appropriate column on Schedule 1 attached hereto, and (b) a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name in the appropriate column on Schedule 1 attached hereto. The aggregate purchase price to be paid by each Purchaser for the Shares and the Warrant such Purchaser is hereby purchasing shall be an amount equal to such Purchaser’s Subscription Amount.
     2.2 Closing. The closing of the purchase and sale of the Shares and Warrants pursuant to this Agreement (the “Closing”) shall occur upon satisfaction of the conditions set forth in Sections 2.4, at the offices of Dorsey & Whitney LLP, 50 Sixth Street South, Minneapolis, Minnesota 55402, or such other location as the parties hereto shall mutually agree (the date of such closing, the “Closing Date”). Subject to the terms and conditions set forth in this Agreement, at the Closing, the Company shall deliver to each Purchaser the Shares and Warrant being purchased by such Purchaser pursuant to this Agreement and such Purchaser shall pay to the Company such Purchaser’s Subscription Amount.
     2.3 Deliveries.
     (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:
     (i) a certificate or certificates representing the Shares, registered in the name of such Purchaser;

     (ii) a Warrant, exercisable for the number of Warrant Shares set forth opposite such Purchaser’s name in the appropriate column on Schedule 1 attached hereto;
     (iii) a copy of the Certificate as filed with the Secretary of State of Minnesota, certified by the Secretary of State of Minnesota;
     (iv) the Registration Rights Agreement duly executed by the Company; and
     (v) a legal opinion of Company Counsel opining on matters of due authorization, execution and delivery; no required consents of governmental authorities; no conflicts with applicable laws, charter documents, known court orders or material contracts; due authorization of Shares; reservation and due authorization of Common Stock upon conversion of Shares and exercise of Warrants; no registration under federal securities laws; and enforceability against the Company of the Transaction Documents, subject in each case to customary assumptions, qualifications and exceptions, including those disclosed in this Agreement or the Disclosure Schedule. Such Company Counsel may state that its opinion is limited to matters governed by the federal laws of the United States of American and the laws of the State of Minnesota.
     (b) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:
     (i) the Registration Rights Agreement duly executed by such Purchaser; and
     (ii) such Purchaser’s Subscription Amount by wire transfer to an account as specified in writing by the Company at least two Business Days prior to the Closing.
     2.4 Closing Conditions.
     (a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:
     (i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;
     (ii) all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed in all material respects; and
     (iii) the delivery by the Purchasers of the items set forth in Section 2.3(b) of this Agreement.

     (b) The obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:
     (i) the accuracy when made and on the Closing Date of the representations and warranties of the Company contained herein, except to the extent any inaccuracies, individually or in the aggregate, would not have or be reasonably likely to result in a Material Adverse Effect (provided that solely for purposes of this Section 2.4(b)(i), any representation or warranty in Section 3.1 that is qualified by materiality or Material Adverse Effect language shall be read as if such language were not present);
     (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;
     (iii) the delivery by the Company of the items set forth in Section 2.3(a) of this Agreement;
     (iv) there shall have been no Material Adverse Effect since the date hereof;
     (v) application for the listing of the Conversion Shares and Warrant Shares shall have been completed by the Company and the Company shall not have any reason to believe that official notice of issuance will not be given by the Trading Market prior to the Company Shareholders’ Meeting;
     (vi) representatives of Purchaser 1 shall have met with a representative of each of the four landlords identified in Schedule 2.4(b) of the Disclosure Schedule with respect to proposed modifications (of a nature that do not include financial or duration modifications) to the Leases controlled by such landlords to enable the Company to execute the future business strategy for the Company in substantially the manner discussed by Purchaser 1 with the Company (and Purchaser 1 agrees to use its commercially reasonable efforts to facilitate such meetings as soon as reasonably practicable after the execution of this Agreement); and, following such meetings, Purchaser 1 shall be satisfied, in its reasonable discretion, that such landlords will make such modifications in their Leases within a reasonable time after the date of such meetings; and
     (vii) The Company and General Electric Capital Corporation (“GE Credit”) shall have entered into an amendment of the Fifth Amended and Restated Credit Agreement, dated as of December 29, 2006, as amended as of February 12, 2007, and related pledge agreements and guaranty, containing substantially the terms set forth in the term sheet received by the Company and Purchaser 1 from GE Credit and consenting to the transactions contemplated by this Agreement, in form reasonably satisfactory to Purchaser 1.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. Except as set forth under the corresponding section of the Disclosure Schedules, the Company hereby represents and warrants to each of the Purchasers as of the date hereof and as of the Closing Date as follows:
     (a) Subsidiaries. All direct and indirect Subsidiaries of the Company are set forth on Schedule 3.1(a). Except as set forth on Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary were validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
     (b) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and each Subsidiary is duly qualified to conduct its respective business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole (other than (1) such effect generally affecting the industry in which the Company and its Subsidiaries operate, except to the extent that such effect disproportionately affects the Company and its Subsidiaries, taken as a whole, (2) general economic or securities market conditions in the United States, except to the extent that such conditions disproportionately affect the Company and its Subsidiaries, taken as a whole, (3) the public announcement or existence of this Agreement and the transactions contemplated hereby, (4) acts of terrorism or war (whether or not declared), or (5) such effect resulting from or relating to compliance with the terms of, or the taking of action required by, this Agreement, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

     (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its Board of Directors or its shareholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     (d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company, the issuance and sale of the Securities, and the consummation by the Company of the other transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or Governmental Agency to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have, and would not reasonably be expected to result in, a Material Adverse Effect.
     (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other Governmental Agency or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) filings required pursuant to Sections 4.4 and 4.6 of this Agreement, (ii) the filing with the SEC of the Registration Statement, (iii) an application to the NASDAQ Global Market for the listing of the Conversion Shares and Warrant Shares for trading thereon in the time and manner required thereby, (iv) the filing of

Form D with the SEC and such filings as are required to be made under applicable state securities laws, and (v) the filing of the Certificate with the Secretary of State of Minnesota (collectively, the “Required Approvals”).
     (f) Issuance of the Securities. The Shares and Warrants are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Conversion Shares and Warrant Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. As of the Closing, the Company will have reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon conversion of the Shares and upon exercise of the Warrants, in each case, as of the Closing Date.
     (g) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g). The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options or the issuance of shares of Common Stock to employees under any Plans, as the case may be or pursuant to the conversion or exercise of outstanding Common Stock Equivalents. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities and as set forth in the Company’s most recently filed periodic report under the Exchange Act, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any shareholder, the Board of Directors or others is required for the issuance and sale of the Securities. All grants of employee stock options comply with the terms of the Plans, as approved by the Company’s shareholders, pursuant to such grants were made, and with the terms of any policies and procedures with respect to stock option grants as adopted by the Board of Directors. The Company has not granted stock options to its employees or directors for which the grant date as determined under FAS 123R is different from the date of the action taken to grant the option, except when the action taken preceded the commencement of an employee’s employment and the grant was effective upon commencement of the employee’s employment. The Company has not coordinated the grant date for employee or director stock options or restricted stock grants in a manner to benefit the option holders from the public release of material non-public information regarding the Company. Any statements in the SEC Reports (as defined below) regarding employee and director stock options are complete and accurate in all material respects. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.
     (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.
     (i) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had, or that could reasonably be expected to result in, a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business of the Company consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Plans. The Company does not have pending before the SEC any request for confidential treatment of information.
     (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, or Governmental Agency (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have, or would reasonably be expected to result in, a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.
     (k) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which would reasonably be expected to result in a Material Adverse Effect.
     (l) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or Governmental Agency, or (iii) is or has been in violation of any statute, rule or regulation of any Governmental Agency, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as would not have, and would not reasonably be expected to result in, a Material Adverse Effect.
     (m) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not have, and would not reasonably be expected to result in, a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.
     (n) Title to Assets.

     (i) The Company and the Subsidiaries do not own any real property. The Company and the Subsidiaries have good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties.
     (ii) Any real property and facilities held under lease by the Company and the Subsidiaries (such leases, collectively, the “Leases”) are set forth on Schedule 3.1(n)(ii) of the Disclosure Schedule and, except for those Leases, the Company is not a party to any other oral or written agreement conveying any interest in real property, including, without limitation, leases, subleases and licenses. The Company has delivered, or will deliver prior to the Closing Date, to Purchaser 1 true and complete copies of all Leases listed on Schedule 3.1(n)(ii) of the Disclosure Schedule.
     (iii) Each Lease is presently in full force and effect.
     (iv) Each Lease, including all amendments thereof and modifications thereto, represents the entire agreement under which the respective tenant occupies the corresponding premises, and there are no material verbal or otherwise unwritten agreements or understandings.
     (v) There are no material uncured defaults on the part of a landlord or a tenant under one or more Leases, and there are no events which have occurred that, with the giving of notice or the passage of time or both, would result in a material default by either party thereunder.
     (vi) All material improvements required by the terms of one or more Leases to be made by a landlord have been completed and the tenant thereunder is satisfied with such improvements ,other than improvements that are in process or are planned to commence after the date hereof, none of which improvements are expected to be completed after the date contemplated by the terms of the applicable Lease therefor.
     (o) Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have would have, or would reasonably be expected to result in, a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has since February 1, 2004, (i) received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person, or (ii) received a written invitation to license any Intellectual Property Rights of a Person in order to avoid such a violation or infringement. To the knowledge of the Company, all material Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any material Intellectual Property Rights.
     (p) Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks, including, without limitation, products liability, and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to $40,000,000. To the best knowledge of the Company, such insurance contracts and policies are accurate and complete. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company’s and such Subsidiaries respective lines of business.
     (q) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company, or any person who served as an officer or director in the 12 months prior to the date of this Agreement, and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $10,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any Plan.
     (r) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that has materially affected, or, to the knowledge of the Company, is reasonably likely to materially affect, the Company’s internal control over financial reporting.
     (s) Certain Fees. Except for the fees payable to Greene Holcomb & Fisher LLC, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. No Purchaser shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of Greene Holcomb & Fisher LLC or any other Persons for fees of a type contemplated in this Section 3.1(s) that may be due in connection with the transactions contemplated by the Transaction Documents.
     (t) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market.
     (u) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares and Warrants, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
     (v) Registration Rights. Other than the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.
     (w) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act and listed on the NASDAQ Global Market, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, or the valid listing of the Common Stock on the NASDAQ Global Market, nor has the Company received any notification that the SEC is contemplating terminating such registration or that the NASDAQ Global Market is contemplating terminating such listing. The authorization and issuance of the Securities will not violate any listing or maintenance requirement of the Trading Market, or prevent the Company from listing the Conversion Shares or the Warrant Shares on the Trading Market. After giving effect to the consummation of the transactions contemplated by this

Agreement, the Company shall have satisfied the listing requirements of the NASDAQ Manual.
     (x) Application of Takeover Protections. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, the Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Articles of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to any Purchaser as a result of the such Purchaser and the Company fulfilling their respective obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and such Purchaser’s ownership of the Securities.
     (y) Disclosure. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.
     (z) No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or designated.
     (aa) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash and anticipated cash flow of the Company, together with the proceeds the Company would receive were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Assuming the receipt by the Company of the proceeds from the sale of the Securities hereunder, the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness in excess of $50,000.
     (bb) Form S-3 Eligibility. The Company is eligible to register the resale of the Conversion Shares and the Warrant Shares for resale by the Purchasers on Form S-3 promulgated under the Securities Act.
     (cc) Tax Status. Except for matters that would not, individually or in the aggregate, have, or would reasonably be expected to result in, a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.
     (dd) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers.
     (ee) Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.
     (ff) Accountants. The Company’s accountants are set forth in the SEC Reports. To the knowledge of the Company, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s Annual Report on Form 10-K for the year ending February 2, 2008, are a registered public accounting firm as required by the Securities Act.
     (gg) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities (other than for the placement agent’s placement of the Securities), or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.
     (hh) ERISA; Employee Benefits. Section 3.1(hh) of the Disclosure Schedules sets forth a complete and correct list of each employee benefit plan (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) and each other material benefit plan, program or arrangement maintained, established, sponsored, contributed, or required to be contributed, to by any member of the Company Group, or with respect to which the Company Group has any material liability (each a “Plan” and collectively, the “Plans”). The Company Group does not maintain, contribute to, or have any liability under (or with respect to) any “defined benefit plan” (as defined in Section 3(35) of ERISA), or any “multiemployer plan” (as defined in Section 3(37) of ERISA), and does not otherwise have any current or potential liability under Title IV of ERISA. No Plan that is required to be funded has any unfunded or underfunded liabilities. Each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified. Each of the Plans has been maintained, funded and administered in material compliance with its terms and with the applicable provisions of ERISA, the Code, and any other applicable laws. The Company Group has no current or potential liability under ERISA or the Code by reason of being considered a single employer under Section 414 of the Code with any Person other than a member of the Company Group.
     (ii) Environment, Health and Safety.
                         (i) Each member of the Company Group has complied and is in compliance with all Environmental and Safety Requirements that are applicable to the Company Group’s business, except where the failure to comply would not have, and would not reasonably be expected to result in, a Material Adverse Effect;
                         (ii) Since February 1, 2004, no member of the Company Group has received any written notice, report or other information regarding any material liabilities or potential liabilities, including any investigatory, remedial or corrective obligations, relating to such member of the Company Group or such member’s facilities and arising under Environmental and Safety Requirements; and
                         (iii) No member of the Company Group has, either expressly or by operation of law, assumed or undertaken any liability, including any obligation for corrective or remedial action, of any other Person relating to Environmental and Safety Requirements, which liability has not been fully discharged.
     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, as of the date hereof and as of the Closing Date to the Company as follows:

     (a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     (b) Own Account. Such Purchaser understands that the Securities are restricted securities and have not been registered under the Securities Act or any applicable state securities law and such Purchaser is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling the Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of the Securities (this representation and warranty not limiting such Purchaser’s right to sell the Conversion Shares or the Warrant Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
     (c) Purchaser Status. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts any Shares into Conversion Shares, or exercises a Warrant for Warrant Shares, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
     (d) Experience of Purchasers. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

     (e) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.
     (f) Access to Information. Such Purchaser acknowledges that it has reviewed the Disclosure Schedules and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Disclosure Schedules and the Company’s representations and warranties contained in the Transaction Documents.
     (g) Disclosure. Such Purchaser acknowledges and agrees that the Company is not making, nor has made, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.1 hereof, and the Transaction Documents.
     (h) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Securities pursuant to the Transaction Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision.
     (i) Facts Related to Inapplicability of Takeover Protection. Purchaser 1 represents and warrants that immediately prior to the execution and delivery of this Agreement, it is not the beneficial owner of 10% or more of the voting power of the outstanding shares entitled to vote of the Company and is not, immediately prior to the execution and delivery of this agreement, an affiliate or associate of the Company, for which purposes the terms “beneficial owner,” “affiliate,” and “associate” shall have the meanings set forth in the respective definitions thereof in the Minnesota Business Corporation Act. Purchaser 2 represents and warrants that it has been the beneficial owner of 10% or more of the voting power of the outstanding shares entitled to vote of the Company for more than four years.
     (j) GE Credit. Assuming the full cooperation of the Company and no significant deterioration in its business after the date hereof, and credit committee approval by GE Credit, Purchaser 1 is not aware of any facts suggesting that GE Credit will not agree to the amendment set forth in Section 2.4(b)(vii).

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
     (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser who is an “accredited investor” as defined in Rule 501(a) under the Securities Act, or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.
     (b) Each Purchaser agrees to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Securities in the following form:
THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT.
     The Company acknowledges and agrees that any Purchaser may from time to time pledge or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement, the Registration Rights Agreement, and the Support Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the applicable Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Conversion Shares or the Warrant Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling shareholders thereunder.
     (c) Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following the resale of Securities pursuant to an effective registration statement (including the Registration Statement) covering the resale of such Securities under the Securities Act, if applicable, or (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act and the rules and regulations promulgated thereunder (including judicial interpretations and pronouncements issued by the staff of the SEC). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder, as applicable. If all or any portion of the Shares are converted, or all or any portion of a Warrant is exercised, at a time when there is an effective registration statement to cover the resale of the Conversion Shares, the Warrant Shares, or both, as applicable, such Conversion Shares, Warrant Shares or both, as applicable, shall be issued free of all legends.
     (d) The Company agrees that following the Effective Date or at such time as such legend is no longer required under Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of (i) a certificate representing Shares, Conversion Shares, or Warrant Shares, as the case may be, or (ii) a Warrant, in each case, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate or replacement Warrant, as the case may be, representing such shares or Warrant, as the case may be, that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 4.1. Certificates for Conversion Shares or Warrant Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.
     4.2 Furnishing of Information. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to such Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for such Purchaser to sell the Securities under Rule 144. The Company further covenants that it will take such further action as such Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.
     4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval of the sale of the Securities to the Purchasers unless shareholder approval is obtained before the closing of such subsequent transaction.
     4.4 Confidentiality; Required Disclosure. Each party hereto shall, and shall cause its affiliates to, keep confidential and not to publish (by press release, press interview, or otherwise) or otherwise divulge or use for its own benefit or for the benefit of any third party any information of a confidential or proprietary nature furnished to it by any other party, or the existence and terms of this Agreement, the Support Agreement, or the Registration Rights Agreement, or the existence or results of the parties’ collaboration hereunder or thereunder, without the prior written approval of each other party, except to those of such party’s employees and representatives as may need to know such information for purposes of the transactions contemplated by the parties’ agreements, and except as required by applicable law or by obligations pursuant to any listing agreement with or rules of any Trading Market. In the event of any such required disclosure, including the filings described in below, the disclosing party will, to the extent practical, (i) provide each other party with written notice of the required disclosure at least 24 hours in advance of such disclosure, and (ii) limit such disclosure to the minimum reasonably deemed by such party to be required under the applicable law or obligations. The confidentiality obligation described above shall not apply to information of any party which: (a) was already known by the recipient prior to the time of its disclosure by the disclosing party to the recipient; (b) is publicly available or later becomes publicly available through no fault of the recipient; or (c) is disclosed to the recipient by a third party having no similar confidentiality obligation. This obligation shall terminate three years after execution of this Agreement. Notwithstanding anything to the contrary set forth above, the Company shall (i) timely file with the SEC a Current Report on Form 8-K with respect to the transactions contemplated by this Agreement, the Warrants, the Support Agreement, and the Registration Rights Agreement and may file this Agreement, the Registration Rights Agreement, the Warrants or form of Warrant, and the Support Agreement as an Exhibit to such 8-K or a Form 10-Q, and (ii) make such other filings and notices in the manner and time required by the SEC and the Trading Market, provided, in the case of a filing or notice described in clause (i) or (ii) above, that the information contained in such filing or notice (other than the filing of such Transaction Documents) is limited to the information reasonably deemed necessary by the Company in order for the Company to comply with the Exchange Act and the regulations promulgated thereunder or the other applicable legal or Trading Market obligations.
     4.5 Shareholder Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an “Acquiring Person” under any shareholder rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents. The Company shall conduct its business in a manner so that it will not become subject to the Investment Company Act.
     4.6 Proxy Statement; Company Shareholders’ Meeting; Recommendation of Board of Directors.
          (a) Proxy Statement. As promptly as practicable following the Closing Date, the Company shall prepare, and provide to Purchaser 1 for review and comment, the Proxy Statement. The Company shall include any comments to the Proxy Statement as Purchaser 1 shall reasonably request to be included. Subject to such review and comment of Purchaser 1, as soon as practicable, and in any event no later than 15 days, following the Closing Date, the Company shall file the Proxy Statement with the SEC. The Company shall use commercially reasonable efforts to cause the Proxy Statement to be mailed to the Company’s shareholders as promptly as practicable after the later of (i) ten (10) days after the date the Company files the Proxy Statement with the SEC and (ii) the date the Company receives notice from the SEC that it has no further comments on the Proxy Statement. The Company shall cooperate and provide Purchaser 1 with an opportunity to review and comment on any amendment or supplement to the Proxy Statement, and shall include any comments to any such amendment or supplement as Purchaser 1 shall reasonably request to be included. The Company will advise Purchaser 1 promptly after it receives notice of any request by the SEC for amendment of the Proxy Statement or comments thereon and responses thereto or requests by the SEC for additional information. If at any time any information relating to the Company, or any of its Affiliates, officers or directors, should be discovered by the Company which should be set forth in an amendment or supplement to the Proxy Statement, so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement.
          (b) Shareholders’ Meeting. The Company shall, as promptly as practicable after the later of (i) ten (10) days after the date the Company files the Proxy Statement with the SEC and (ii) the date the Company receives notice from the SEC that it has no further comments on the Proxy Statement, take all action necessary in accordance with applicable law and the Company’s articles of incorporation and by-laws, as each is amended, to duly give notice of, convene and hold a meeting of its shareholders to be held as promptly as practicable to consider the approval and adoption of the elimination of the Exchange Cap (the “Company Shareholders’ Meeting”). The Company will use commercially reasonable efforts to solicit from its shareholders proxies in favor of the elimination of the Exchange Cap, and will take all other action reasonably necessary or advisable to secure the vote or consent of its shareholders required by the rules of the NASDAQ Global Market or applicable law to obtain such approvals. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone the Company Shareholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to its shareholders in advance of a vote on the elimination of the Exchange Cap or, if, as of the time for which the Company Shareholders’ Meeting is originally scheduled, there are insufficient shares of Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such meeting. The Company shall use commercially reasonable efforts such that the Company Shareholders’ Meeting is called, noticed, convened, held and conducted, and that all proxies solicited in connection with the Company Shareholders’ Meeting are solicited in compliance with applicable law, the rules of the NASDAQ Global Market and the Company’s articles of organization and by-laws, as each is amended. Without the prior written consent of Purchaser 1, the elimination of the Exchange Cap shall be the only matter which the Company shall propose to be acted on by the Company’s shareholders at the Company Shareholders’ Meeting.
     (c) Recommendation of Board of Directors.
     (i) The Board of Directors shall recommend that its shareholders vote in favor of the elimination of the Exchange Cap at the Company Shareholders’ Meeting.
     (ii) The Proxy Statement shall include a statement to the effect that the Board of Directors has recommended that the Company’s shareholders vote in favor of the elimination of the Exchange Cap.
     (iii) Neither the Board of Directors nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to Purchaser 1, the recommendation of the Board of Directors that the Company’s shareholders vote in favor of the elimination of the Exchange Cap.
     4.7 Indemnification of Purchasers.
          (a) Subject to the provisions of this Section 4.7, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, without giving effect to any materiality, Material Adverse Effect or any similar qualifications, or (ii) any action instituted against any Purchaser, or any of them or their respective Affiliates, by any shareholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such shareholder or any violations by the Purchaser of state or federal securities laws or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance); provided, however, that the Company will not have any obligation under Section 4.7(a)(i) above, unless and until the aggregate amount of all Losses for which the Company is obligated thereunder exceeds $200,000 (the “Threshold”), and if the amount of such Losses exceeds the Threshold, then the Company will be obligated for the entire portion of such Losses from the first dollar thereof.

          (b) If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing. The Company will not be liable to any Purchaser Party under this Agreement (i) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents. The Company shall not approve the settlement of any claims against a Purchaser Party without the written consent of such Purchaser Party, unless such settlement holds such Purchaser Party harmless and releases the Purchaser Party from all claims.
     4.8 Conduct of the Business. Between the date hereof and the earlier to of the Closing Date and the date of termination of this Agreement pursuant to Section 5.1, the Company shall be operated only in the ordinary course of its business, under the direction and control of its board of directors.
     4.9 Notice of Certain Events and Access to Information. Between the date hereof and the earlier to of the Closing Date and the date of termination of this Agreement pursuant to Section 5.1, the Company shall:
          (a) promptly, and no later than 24 hours after receipt thereof, provide to Purchaser 1 notice, and all supporting documentation received by the Company, of any inquiry, request, proposal, or offer, whether oral or written, with respect to an investment in, or purchase of, any securities or assets of the Company or any of its Subsidiaries, other than sales of inventory in the ordinary course of business; provided that, the foregoing obligation shall be subject to any contractual confidentiality obligations to which the Company is subject immediately prior to the date of this Agreement;
          (b) provide full access at all reasonable times and upon reasonable notice to the facilities, officers, employees, products, processes, technology, business and financial records, contracts, business plans, budget and projections, customers, suppliers and other information regarding the Company and the Subsidiaries as Purchaser 1 may reasonably request, and, to the extent permitted by KPMG LLP, the work papers of KPMG LLP, the Company’s independent accountants, and otherwise provide such assistance as is reasonably requested by Purchaser 1 in order that Purchaser 1 may have a full opportunity to make such investigation and evaluation as it shall reasonably desire to make of the business and affairs of the Company and the Subsidiaries; and
          (c) and shall cause its officers and directors to cooperate fully (including providing introductions where necessary) with Purchaser 1 to enable Purchaser 1 to use its commercially reasonable efforts to satisfy the conditions set forth in Section 2.4(b)(vi) and (vii).

ARTICLE V.
MISCELLANEOUS
     5.1 Termination. This Agreement may be terminated by the Purchasers or the Company by written notice to the other parties hereto, if the Closing has not been consummated on or before July 31, 2007; provided that, if the conditions set forth in Section 2.4(b)(vi) and (vii) shall not have been satisfied on or prior to June 15, 2007 and the Purchasers shall not have waived the conditions to Closing pursuant to Section 2.4(b)(vi) and (vii) on or prior to June 15, 2007 that are not satisfied by that date, this Agreement may be terminated by the Company. In the event this Agreement is terminated pursuant to the preceding sentence, all provisions of this Agreement shall terminate and there shall be no liability on the part of any party hereto, or their respective officers, directors, managing directors, members or shareholders, except for willful misconduct by any party hereto and except that the following Sections shall survive any such termination indefinitely: Sections 5.2, 5.3 (second sentence only), 5.16 and 5.17.
     5.2 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, including in Section 5.3 below, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities.
     5.3 Closing Fee; Purchasers’ Fees and Expenses. On the Closing Date, in consideration for the services Purchaser 1 performed in structuring and arranging the transactions contemplated by this Agreement and the Transaction Documents, the Company will pay to Purchaser 1 a transaction fee equal to 1% of Purchaser 1’s Subscription Amount in connection with the purchase and sale of the Securities hereunder (the “Closing Fee”), by wire transfer of immediately available funds to an account indicated to the Company by such Purchaser. In addition, the Company shall reimburse the Purchasers for (i) the reasonable fees and expenses of Dorsey & Whitney LLP incurred by Purchasers in connection with the documentation, negotiation and consummation of the transactions contemplated by this Agreement and the Transaction Documents and (ii) all other reasonable fees and out-of-pocket expenses incurred by the Purchasers in connection with the transactions contemplated hereunder (collectively, “Purchaser Expenses”), provided that the aggregate amount which the Company shall be required to reimburse shall not exceed $500,000 and if the Purchaser Expenses exceed $500,000, Purchaser 1’s Purchaser Expenses shall be reimbursed before the other Purchasers’ Purchase Expenses and if Purchaser 1’s Purchaser Expenses do not exceed $500,000, the other Purchasers shall be reimbursed pro rata based upon their total Purchaser Expenses. After the Closing Date, the Company agrees to reimburse the Purchasers for all fees and expenses incurred in connection with any future amendment to, waiver of or the enforcement by the Purchasers of any of their rights arising under this Agreement or any of the Transaction Documents, or in connection with the review of the Company’s proxy statement for any meeting of the Company’s shareholders.
     5.4 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
     5.5 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern Time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (Eastern Time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto until changed by notice given in accordance with this Section.
     5.6 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
     5.7 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     5.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.”
     5.9 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.12.
     5.10 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, stockholders, employees or agents) shall be commenced exclusively in the state and federal courts located in Hennepin County, Minnesota, U.S.A. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Hennepin County, Minnesota, U.S.A. for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding has been commenced in an improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.
     5.11 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.
     5.12 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     5.13 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     5.14 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
     5.15 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     5.16 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or such Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     5.17 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by the Purchasers.
(Signature Pages Follow)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THE COMPANY:		Address for Notice:

WILSONS THE LEATHER EXPERTS INC.		7401 Boone Avenue North
Brooklyn Park, MN 55428
Attn: Chief Financial Officer
Fax No.: (763) 391-4000
By:	/s/ Stacy A. Kruse

Name: Stacy A. Kruse
	Title: Chief Financial Officer	With a copy to:

Faegre & Benson LLP 2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402
Attn: Philip S. Garon
Fax No.: (612) 766-1600

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

	PURCHASER:	Address for Notice:

	MARATHON FUND LIMITED PARTNERSHIP V	90 South Seventh Street, Suite 3700
Minneapolis, MN 55402
Attn: Michael T. Sweeney
	By: Miltiades, LLP	Fax No.: (612) 338-2860
Its: General Partner

With a copy to:
By: Marathon Ultimate GP, LLC
Its: General Partner
Dorsey & Whitney LLP
50 South Sixth Street
Suite 1500
By:	/s/ Michael S. Israel Name: Michael S. Israel	Minneapolis, MN 55402 Attn: Robert A. Rosenbaum
	Title: Manager	Fax: (612) 340-7800

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PURCHASER:		Address for Notice:

PENINSULA INVESTMENT PARTNERS, L.P.		404B East Main Street, 2nd Floor
Charlottesville, VA 22902
By: Peninsula Capital Appreciation, LLC		Attention: Mr. R. Ted Weschler
Its: General Partner		Fax No.: (434) 220-9321

By:	/s/ R. Ted Weschler Name: R. Ted Weschler
Title: Managing Member

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

	PURCHASER:	Address for Notice:

	QUAKER CAPITAL PARTNERS I, L.P.	401 Wood Street, Suite 1300
Pittsburgh, PA 15222
	By: Quaker Premier, LP	Attention: Mark G. Schoeppner
	Its: General Partner	Fax No.: (412) 281-0323

By: Quaker Capital Management Corp.
Its: General Partner

By:	/s/ Mark G. Schoeppner Name: Mark G. Schoeppner
Title: President

[SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

	PURCHASER:	Address for Notice:

	QUAKER CAPITAL PARTNERS II, L.P.	401 Wood Street, Suite 1300
Pittsburgh, PA 15222
	By: Quaker Premier II, LP	Attention: Mark G. Schoeppner
	Its: General Partner	Fax No.: (412) 281-0323

By: Quaker Capital Management Corp.
Its: General Partner

By:	/s/ Mark G. Schoeppner Name: Mark G. Schoeppner
Title: President

Schedule 1
Purchasers

Purchaser	Shares	Warrant Shares	Subscription Amount
Marathon Fund Limited Partnership V	35,000	11,666,667	$35,000,000
Peninsula Investment Partners, L.P.	5,000	1,666,667	$5,000,000
Quaker Capital Partners I, L.P.	3,150	1,050,000	$3,150,000
Quaker Capital Partners II, L.P.	1,850	616,666	$1,850,000

List of Exhibits

Exhibit A	Form of Registration Rights Agreement
Exhibit B	Form of Support Agreement
Exhibit C	Form of Warrant
Exhibit D	Form of Certificate

EXHIBIT A
REGISTRATION RIGHTS AGREEMENT
          This Registration Rights Agreement (this “Agreement”) is made and entered into as of                                          , 2007, among Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), and the purchasers set forth on Schedule 1 attached hereto (each a “Purchaser” and collectively, the “Purchasers”).
          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers (the “Purchase Agreement”).
          The Company and the Purchasers hereby agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
     “Advice” shall have the meaning set forth in Section 10(d).
     “Board of Directors” means, at any time, the board of directors of the Company.
     “Excluded Registration” means (i) a registration relating to the sale of securities to employees of the Company or a subsidiary pursuant to a stock option, stock purchase, or similar plan; (ii) a registration relating to an SEC Rule 145 transaction; (iii) a registration on any form that does not include substantially the same information as would be required to be included in a Registration Statement covering the sale of the Registrable Securities; or (iv) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities that are also being registered.
     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities or securities convertible into Registrable Securities.
     “Holder 1” means Marathon Fund Limited Partnership V.
     “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, life partner (provided such individual lives in the same household), sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.
     “Indemnified Party” shall have the meaning set forth in Section 7(c).
     “Indemnifying Party” shall have the meaning set forth in Section 7(c).
     “Losses” shall have the meaning set forth in Section 7(a).

     “PQ Registrable Securities” means all Registrable Securities held by Peninsula Investment Partners, L.P., Quaker Capital Partners I, L.P. and Quaker Capital Partners II, L.P.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Registrable Securities” means as of the date in question all of (a) the Conversion Shares and Warrant Shares issued or issuable, (b) any Common Stock issued or issuable (i) upon conversion of any capital stock of the Company acquired by the Purchasers after the date hereof, or (ii) upon exercise of any option, warrant, or other right to acquire Common Stock acquired by the Purchasers after the date hereof, (c) any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the shares referenced in clauses (a) and (b) above, (d) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right, or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clauses (a), (b), and (c) above; excluding in all cases, however, any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 10(g); provided, however, that none of the above described securities shall be treated as Registrable Securities if (a) they have been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) they have been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale.
     “Registration Statement” means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
     “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

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     “SEC” shall mean the United States Securities and Exchange Commission.
     “Selling Shareholder Questionnaire” shall have the meaning set forth in Section 5.
     2. Registration Rights.
          (a) Demand Registration.
     (i) Upon a written request from Holder 1, the Company shall (A) within ten (10) days after the date such request is given, give notice thereof (the “Demand Notice”) to all Holders other than the Holder 1, and (B) as soon as practicable, and in any event within sixty (60) days after the date such request is given by the Holder 1, file a Registration Statement under the Securities Act covering all Registrable Securities that the Holder 1 requested to be registered and any additional Registrable Securities requested to be included in such registration by any other Holders, as specified by notice given by each such Holder to the Company within thirty (30) days of the date the Demand Notice is given, and in each case, subject to the limitations of Sections 2(a)(ii), 2(a)(iii), and 3(a) below.
     (ii) Notwithstanding the Company’s obligations pursuant to Section 2(a)(i) above, after receipt of any written request from Holder 1 to file a Registration Statement pursuant to Section 2(a)(i), if the Company furnishes to Holder 1 a certificate signed by the Company’s chief executive officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its shareholders for such Registration Statement to either become effective or remain effective for as long as such Registration Statement otherwise would be required to remain effective, because such action would (A) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than sixty (60) days after the request of Holder 1 is given; provided, however, that the Company may not invoke this right more than once in any twelve (12) month period; and provided further that the Company shall not register any securities for its own account or that of any other shareholder during such sixty (60) day period other than an Excluded Registration.
     (iii) The Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to Section 2(a)(i) after the Company has effected two registrations pursuant to Section 2(a)(i). A registration shall not be counted as “effected” for purposes of this Section 2(a)(iii) until such time as the

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applicable Registration Statement has been declared effective by the SEC, unless Holder 1 withdraws its request for such registration.
     (iv) The Company shall not be obligated to effect, or take any action to effect, any registration pursuant to Section 2(a)(i) during the period starting with the date forty-five (45) days prior to the Company’s good faith estimate of the date of filing of, and ending on a date ninety (90) days after the effective date of, a registration initiated by the Company for its own issuance of securities; provided however, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and the Company complied with its obligations under Section 2(b) with respect to such registration. The Company may not invoke this right more than once in any twelve (12) month period.
     (b) Piggy-Back Registrations. If the Company proposes to register (including, for this purpose, a registration effected by the Company for shareholders other than the Holders) any of its Common Stock under the Securities Act in connection with the public offering of such securities solely for cash (other than in an Excluded Registration), the Company shall, at such time, promptly give each Holder notice of such registration. Upon the request of each Holder given within twenty (20) days after such notice is given by the Company, the Company shall, subject to the provisions of Section 3(b), cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) before the effective date of such registration, whether or not any Holder has elected to include Registrable Securities in such registration.
     (c) Termination of Registration Rights. In addition to the other limitations contained in this Agreement, no Holder shall be entitled to exercise any rights provided in this Agreement after such time as such Holder may freely sell all of such Holder’s Registrable Securities within a three-month period pursuant to Rule 144, or without regard to the volume limitations of Rule 144 pursuant to Rule 144(k).
     3. Underwriting.
     (a) If, pursuant to Section 2(a)(i), Holder 1 intends to distribute the Registrable Securities covered by its request by means of an underwriting, it shall so advise the Company as a part of its request made pursuant to Section 2(a)(i), and the Company shall include such information in the Demand Notice. The underwriter(s) will be selected by Holder 1. In such event, the right of any Holder to include such Holder’s Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in Section 4(l)) enter into an underwriting agreement in customary form with the underwriter(s) selected for such underwriting. Notwithstanding any other provision of this Section 3(a), if the managing underwriter(s) advise(s) Holder 1 in writing that

4

marketing factors require a limitation on the number of shares to be underwritten, then Holder 1 shall so advise all Holders of Registrable Securities that otherwise would be underwritten pursuant hereto, and the number of Registrable Securities that may be included in the underwriting shall be allocated among such Holders of Registrable Securities, including Holder 1, in proportion (as nearly as practicable) to the number of Registrable Securities owned by each Holder or in such other proportion as shall mutually be agreed to by all such selling Holders; provided, however, that (i) the number of Registrable Securities held by the Holders to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting, and (ii) any Registrable Securities which are not PQ Registrable Securities shall not be excluded from such underwriting unless all PQ Registrable Securities are first excluded from such offering. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. For purposes of the provision in this Section 3(a) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
     (b) In connection with any offering involving an underwriting of shares of the Company’s capital stock pursuant to Section 2(b), the Company shall not be required to include any of the Holders’ Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and its underwriters, and then only in such quantity as the underwriters in their sole discretion determine will not jeopardize the success of the offering by the Company. If the total number of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the number of securities to be sold (other than by the Company) that the underwriters in their reasonable discretion determine is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters and the Company in their sole discretion determine will not jeopardize the success of the offering. If the underwriters determine that less than all of the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be allocated among the selling Holders in proportion (as nearly as practicable) to the number of Registrable Securities owned by each selling Holder or in such other proportions as shall mutually be agreed to by all such selling Holders. To facilitate the allocation of shares in accordance with the above provisions, the Company or the underwriters may round the number of shares allocated to any Holder to the nearest 100 shares. Notwithstanding the foregoing, in no event shall (i) the number of Registrable Securities included in such offering be reduced unless all other securities (other than securities to be sold by the Company) are first entirely excluded from the offering, or (ii) the number of Registrable Securities included in the offering be reduced below thirty percent (30%) of the total number of

5

securities included in such offering or (iii) notwithstanding (ii) above, any Registrable Securities which are not PQ Registrable Securities be excluded from such underwriting unless all PQ Registrable Securities are first excluded from such offering. For purposes of the provision in this Section 3(b) concerning apportionment, for any selling Holder that is a partnership, limited liability company, or corporation, the partners, members, retired partners, retired members, stockholders, and Affiliates of such Holder, or the estates and Immediate Family Members of any such partners, retired partners, members, and retired members and any trusts for the benefit of any of the foregoing Persons, shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate number of Registrable Securities owned by all Persons included in such “selling Holder,” as defined in this sentence.
     (c) For purposes of Section 2(a)(i), a registration shall not be counted as “effected” if, as a result of an exercise of the underwriter’s cutback provisions in Section 3(a), fewer than fifty percent (50%) of the total number of Registrable Securities that Holders have requested to be included in such Registration Statement are actually included.
     4. Registration Procedures. Whenever required under Section 2 to effect the registration of any Registrable Securities, the Company shall:
     (a) not less than five Trading Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to each Holder copies of all such documents proposed to be filed (except for any document incorporated or document to be incorporated by reference and such post effective amendments or supplements that are solely for the purpose of incorporating the information contained in the periodic and/or current reports filed by the Company under the Exchange Act into the Registration Statement or related Prospectus), which documents will be subject to the review of such Holders, and (ii) cause its officers and directors, and use commercially reasonable efforts to cause its counsel and independent registered public accounting firm, to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act;
     (b) not file a Registration Statement or any such Prospectus or any amendments or supplements thereto if Holder 1 shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of any Registration Statement or one (1) day after the Holders have been so furnished copies of any related Prospectus or any amendment or supplement;
     (c) promptly (i) make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and (ii) cause the Company’s

6

officers and directors, and use commercially reasonable efforts to cause the Company’s counsel and independent registered public accounting firm, to supply all information reasonably requested by any such selling Holder, managing underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such Registration Statement and to conduct appropriate due diligence in connection therewith;
     (d) subject to Sections 4(a) and (b), prepare and file, as expeditiously as reasonably possible, with the SEC a Registration Statement with respect to such Registrable Securities and use commercially reasonable efforts to (i) cause such Registration Statement to become effective as promptly as possible after the filing thereof and (ii) upon the request of Holder 1, keep such Registration Statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed; provided, however, that (A) such one hundred eighty (180) day period shall be extended for a period of time equal to the period the Holder refrains, at the request of an underwriter of Common Stock (or other securities) of the Company, from selling any securities included in such registration, and (B) in the case of any registration of Registrable Securities on Form S-3 that are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such one hundred eighty (180) day period shall be extended for up to 360 days, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold;
     (e) subject to Sections 4(a) and (b), prepare and file with the SEC such amendments and supplements to such Registration Statement, and the Prospectus used in connection with such Registration Statement, as may be necessary to comply with the Securities Act in order to enable the disposition of all Registrable Securities covered by such Registration Statement;
     (f) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the SEC relating to a Registration Statement;
     (g) comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;
     (h) promptly notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (ii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Trading Days prior to such filing) and (if requested by any such Holder) confirm such notice in writing no later than one Trading Day following the day (i) (A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration

7

Statement is proposed to be filed; (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law, in which case the Holder shall provide the Company with the opportunity to make such disclosure. If the Company notifies the Holders in accordance with clauses (ii) through (vi) of this Section 4(h) to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable;
     (i) furnish to each Holder, without charge, at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the SEC;
     (j) promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or

8

supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 4(h);
     (k) prior to any resale of Registrable Securities by a Holder, use commercially reasonable efforts to register or qualify in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, or (ii) subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction;
     (l) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;
     (m) use commercially reasonable efforts to cause all such Registrable Securities covered by such Registration Statement to be listed on the Trading Market;
     (n) provide a transfer agent and registrar for all Registrable Securities registered pursuant to this Agreement and provide a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;
     (o) use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;
     (p) if requested by Holder 1, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request;
     (q) upon the occurrence of any event contemplated by Section 4(h)(v), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as

9

thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
     (r) comply with all applicable rules and regulations of the SEC.
     5. Furnish Information. Each Holder agrees to furnish to the Company a completed Questionnaire in substantially the form attached to this Agreement as Annex A, with any changes or additions thereto as may be required to comply with applicable laws and regulations (a “Selling Shareholder Questionnaire”), not less than two Trading Days prior to the date of filing a Registration Statement or by the end of the fourth Trading Day following the date on which such Holder receives a draft of such Registration Statement in accordance with Section 4(a).
     6. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company (whether or not any Registrable Securities are sold pursuant to a Registration Statement), and the reasonable fees and disbursements of one counsel for the selling Holders, shall be borne by the Company. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading and (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities, on an as converted basis, included in a Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriter discounts or broker or similar commissions or, except to the extent provided for in the Transaction Documents.
     7. Indemnification
     (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable

10

Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person (if any) who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 4(h)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 10(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.
     (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person (if any) who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), any other Holder selling securities pursuant to the applicable Registration Statement, each Person (if any) who controls (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) such Holder, and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (i) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (ii) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (A) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (B) to the extent that (1) such untrue statements or omissions are

11

based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 4(h)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 10(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
     (c) Conduct of Indemnification Proceedings.
     (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.
     (ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any

12

settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
     (iii) Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 7) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is not entitled to indemnification hereunder, determined based upon the relative faults of the parties.
     (d) Contribution.
     (i) If the indemnification under Section 7(a) or 7(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party in lieu of indemnifying such Indemnified Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 7 was available to such party in accordance with its terms.
     (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such

13

Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.
     (iii) The indemnity and contribution agreements contained in this Section 7 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.
          (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.
          (f) Unless otherwise superseded by an underwriting agreement entered into in connection with an underwritten public offering, the obligations of the Company and Holders under this Section 7 shall survive the completion of any offering of Registrable Securities in a registration under Section 2, and otherwise shall survive the termination of this Agreement.
     8. Reports Under Exchange Act. With a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall:
          (a) make and keep available adequate current public information, as those terms are understood and defined in Rule 144;
          (b) use commercially reasonable efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time the Company is subject to such reporting requirements); and
          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) to the extent accurate, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act (at any time the Company is subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time the Company is so qualified to use such form); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration (at any time the Company is subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time the Company is so qualified to use such form).
     9. Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of Holder 1, enter into any agreement with any holder or prospective holder of any securities of the Company that (i) would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the

14

number of the Registrable Securities of the Holders that are included or (ii) allow such holder or prospective holder to initiate a demand for registration of any securities held by such holder or prospective holder.
     10. Miscellaneous
     (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
     (b) No Piggyback on Registrations. Except as set forth on Schedule 10(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in a Registration Statement other than the Registrable Securities.
     (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.
     (d) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 4(h), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable under the circumstances.
     (e) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holder 1. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates to the rights of one or more Holders exclusively and that does not directly or indirectly affect the rights of the other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

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     (f) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.
     (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of Holder 1. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
     (h) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 10(b), neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.
     (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
     (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined with the provisions of the Purchase Agreement.
     (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.
     (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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     (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.
*************************
(Signature Pages Follow)

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          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

THE COMPANY:

WILSONS THE LEATHER EXPERTS INC.

By:
Name: Stacy A. Kruse
Title: Chief Financial Officer

[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

MARATHON FUND LIMITED PARTNERSHIP V

By: Miltiades, LLP
Its: General Partner

By: Marathon Ultimate GP, LLC
Its: General Partner

By:
Name: Michael S. Israel
Title: Manager

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[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

PENINSULA INVESTMENT PARTNERS, L.P.

By: Peninsula Capital Appreciation, LLC
Its: General Partner

By:
Name: R. Ted Weschler
Title: Managing Partner

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[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

QUAKER CAPITAL PARTNERS I, L.P.

By: Quaker Premier, L.P.
Its: General Partner

By: Quaker Capital Management Corporation
Its: General Partner

By:
Name: Mark G. Schoeppner
Title: President

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[SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

PURCHASER:

QUAKER CAPITAL PARTNERS II, L.P.

By: Quaker Premier II, L.P.
Its: General Partner

By: Quaker Capital Management Corporation
Its: General Partner

By:
Name: Mark G. Schoeppner
Title: President

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Schedule 1
Purchasers

Purchaser	Shares	Warrant Shares	Subscription Amount
Marathon Fund Limited Partnership V	35,000	11,666,667	$35,000,000
Peninsula Investment Partners, L.P.	5,000	1,666,667	$5,000,000
Quaker Capital Partners I, L.P.	3,150	1,050,000	$3,150,000
Quaker Capital Partners II, L.P.	1,850	616,666	$1,850,000

Annex A
Wilsons The Leather Experts Inc.
Selling Securityholder Notice and Questionnaire
     The undersigned beneficial owner of [                                         ] , par value $[                     ] per share (the “Common Stock”), of [                                         ] , a [                                         ] corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of                                          , 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.
     Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.
NOTICE
     The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:
QUESTIONNAIRE

1.	Name.

	(a)	Full legal name of Selling Securityholder

	(b)	Full legal name of registered holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

	(c)	Full legal name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Beneficial Ownership of Registrable Securities:

(a)	Type and number of Registrable Securities beneficially owned (describe nature of ownership and whether voting or investment power over such Registrable Securities is shared):

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4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes No

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes No

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes No

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes No

Note:	If no, the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.
Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and amount of other securities beneficially owned by the Selling Securityholder:

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6. Relationships with the Company:
Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.
State any exceptions here:

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.
     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.
     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:

Name:
Title:
PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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Schedule 10(b)
Registration Rights
1.
Registration Rights Agreement, dated May 25, 1996, by and among Melville Corporation, Wilsons The Leather Experts Inc., The Managers listed on the Signature pages thereto, Leather Investors Limited Partnership I, and The Partners listed on the Signature Pages thereto, as amended by that certain Amendment to Registration Rights Agreement dated as of August 12, 1999 by and among the Company and the shareholders listed on the attachments thereto (collectively, the “1996 Agreement”). This 1996 Agreement currently provides only for piggyback registration rights, and applies only to one eligible holder (who is currently a member of the Company’s Board of Directors.

2.
Registration Rights Agreement, dated April 25, 2004, by and among Wilsons The Leather Experts Inc. and the Purchasers named therein (the “2004 Agreement”). This 2004 Agreement will be amended prior to Closing to provide for the shareholder parties thereto to consent to the piggyback registration rights provided for in this Agreement and to agree to be subject to the underwriter cutback provisions set forth in this Agreement related to any exercise of piggyback registration rights.

EXHIBIT B
SUPPORT AGREEMENT
                    This SUPPORT AGREEMENT, dated as of June 1, 2007 (this “Agreement”), by and among Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), and the shareholders of the Company set forth on the signature pages hereof (individually, a “Shareholder” and collectively, the “Shareholders”).
                    WHEREAS, the Company and the Shareholders have entered into a Securities Purchase Agreement, dated as of the date hereof (the “Securities Purchase Agreement”), pursuant to which, among other things, the Company has agreed to issue and sell to the Shareholders and the Shareholders have agreed severally to purchase an aggregate of (i) 45,000 shares of the Company’s Series A Preferred Stock, par value $.01 per share (the “Preferred Stock”), and (ii) warrants (the “Warrants”) which will be exercisable to purchase 15,000,000 shares of common stock of the Company, par value $.01 per share (the “Common Stock”) (as exercised, collectively, the “Warrant Shares”). The Preferred Stock and the Warrants are sometimes collectively referred to herein as, the “Securities”);
                    WHEREAS, as of the date hereof, the Shareholders identified on Annex A hereto (the “Current Shareholders”) collectively own the aggregate number of shares of Common Stock set forth on Annex A, which represent (i) approximately 56.63% of the total issued and outstanding Common Stock of the Company, and (ii) approximately 56.63% of the total voting power of the Company;
                    WHEREAS, as a condition to the willingness of the Shareholder who, prior to the closing of the transactions contemplated by the Securities Purchase Agreement and identified as “Purchaser 1” therein, owned no securities of the Company (such Shareholder, the “Investor”) to consummate the transactions contemplated thereby (collectively, the “Transaction”), the parties hereto have each agreed to enter into this Agreement.
                    NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:
ARTICLE I
VOTING AGREEMENTS OF THE CURRENT SHAREHOLDERS
                    SECTION 1.01. Supporting the Transaction. Each of the Current Shareholders hereby agrees that, at any meeting of the shareholders of the Company, however called, and in any action by written consent of the Company’s shareholders, such Current Shareholder shall vote the “Shares” and the “Other Securities” (in each case, as defined below) held by it: (a) in favor of the Transaction; provided that, the Preferred Stock, Shares acquired upon the conversion of the Preferred Stock and the Warrant Shares may not be voted on the Transaction, and (b)

against any proposal or any other corporate action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Securities Purchase Agreement or which could result in any of the conditions to the Company’s obligations under the Securities Purchase Agreement not being fulfilled. Each of the Current Shareholders acknowledges receipt and review of a copy of the Securities Purchase Agreement and exhibits thereto. Each of the Current Shareholders hereby revokes all proxies and powers of attorney with respect to the Shares and the Other Securities that such Current Shareholder may have heretofore appointed or granted, and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by such Current Shareholder, with respect to the matters specified in this Section 1.01, except as set forth in the next paragraph of this Section 1.01. Any obligation of the Current Shareholders under this Section 1.01 shall be binding upon the successors and assigns of the Current Shareholders. The obligations of the Current Shareholders under this Section 1.01 shall terminate immediately following the earlier to occur of (i) the “Shareholder Approval” (as defined below), or (ii) the termination of the Securities Purchase Agreement prior to the Closing (as defined therein).
                    In order to secure the performance of each Current Shareholder’s obligations under this Section 1.01, by entering into this Agreement, each Current Shareholder hereby irrevocably grants a proxy appointing each managing partner of the general partner of the Investor as such Current Shareholder’s attorney-in-fact and proxy, with full power of substitution, for and in its name, to vote, express consent or dissent, or otherwise to utilize such voting power in the manner contemplated by this Section 1.01 with respect to such each Current Shareholder’s Shares and Other Securities. The proxy granted by such each Current Shareholder pursuant to this Section 1.01 is coupled with an interest and shall be revoked automatically, without any notice or other action by any person, upon the earlier to occur of (i) the Shareholder Approval, or (ii) the termination of the Securities Purchase Agreement prior to the Closing (as defined therein).
                    As used herein, the following terms have the following meanings: (i) “Shares” refers to all shares of Common Stock now owned and which may hereafter be acquired by a Shareholder at any time that this Agreement is in effect, (ii) “Other Securities” refers to any other securities, if any, which a Shareholder is currently entitled to vote, or after the date hereof becomes entitled to vote, at any meeting of the shareholders of the Company held at any time that this Agreement is in effect, and (iii) “Shareholder Approval” means the requisite vote of the holders of voting stock of the Company necessary to approve the Transaction.
                    SECTION 1.02. Board Representation. So long as the Investor or one or more of its affiliates holds at least 20% of the number of shares of Common Stock issued or issuable upon conversion of the Preferred Stock subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like) (the “Minimum Holding”), each of the Current Shareholders hereby agrees that, at any meeting of the shareholders of the Company, however called, and in any action by written consent of the Company’s shareholders, such Current Shareholder shall vote the Shares and the Other Securities held by it: (a) in favor of at least two nominees for election as directors identified as having been proposed by the Investor; and (b) against any proposal or any other corporate action or agreement that would result in such nominees not being elected as directors. Each of the Current Shareholders agrees that no

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subsequent proxy or power of attorney with respect to the Shares and the Other Securities shall be given or written consent executed (and if given or executed, shall not be effective) by such Current Shareholder with respect to the matters specified in this Section 1.02. Any obligation of the Current Shareholders under this Section 1.02 shall be binding upon the successors and assigns of the Current Shareholders.
                    SECTION 1.03. Certain Transactions. So long as the Investor or one or more of its affiliates holds at least the Minimum Holding, each of the Current Shareholders hereby agrees that, at any meeting of the shareholders of the Company, however called, and in any action by written consent of the Company’s shareholders, such Current Shareholder shall vote the Shares and the Other Securities held by it: (a) in favor of any proposed “Company Sale” (as defined below) presented to or brought before the shareholders of the Company and identified as having been proposed by or supported by the Investor; and (b) against any proposed Company Sale that is identified as being opposed by the Investor or would result in any other Company Sale proposed by or supported by the Investor not being presented to or approved by the shareholders of the Company. Each of the Current Shareholders agrees that no subsequent proxy or power of attorney with respect to the Shares and the Other Securities shall be given or written consent executed (and if given or executed, shall not be effective) by such Current Shareholder with respect to the matters specified in this Section 1.03. Any obligation of the Current Shareholders under this Section 1.03 shall be binding upon the successors and assigns of the Current Shareholders.
                    As used herein, “Company Sale” means one or a series of related transactions pursuant to which a third party or group of third parties (a) acquires (whether by merger, amalgamation, consolidation, recapitalization, reorganization, redemption, transfer or issuance of securities or otherwise) a majority of the capital stock of the Company (or any surviving or resulting corporation) possessing the voting power to elect a majority of the Board of Directors of the Company (or such surviving or resulting corporation), or (b) acquires assets constituting all or substantially all of the assets of the Company (on a consolidated basis). For the avoidance of doubt, the parties agree that the term “third party” as used in the immediately preceding sentence shall not include the Investor or any of its affiliates.
ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE CURRENT SHAREHOLDERS
                    Each of the Current Shareholders hereby represents and warrants, severally and not jointly, to the Company and the Investor as follows:
                    SECTION 2.01. Authority Relative to This Agreement. The Current Shareholder has all necessary power and authority, including partnership power and authority, to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Current Shareholder and constitutes a legal, valid and binding obligation of the Shareholder, enforceable against the Current Shareholder in accordance with its terms, except (a) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance,

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moratorium or similar laws now or hereafter in effect relating to, or affecting generally, the enforcement of creditors’ and other obligees’ rights, (b) where the remedy of specific performance or other forms of equitable relief may be subject to certain equitable defenses and principles and to the discretion of the court before which the proceeding may be brought, and (c) where rights to indemnity and contribution thereunder may be limited by applicable law and public policy.
                    SECTION 2.02. No Conflict. (a) The execution and delivery of this Agreement by the Current Shareholder does not, and the performance of this Agreement by the Current Shareholder shall not, (i) conflict with or violate the partnership agreement of the Current Shareholder or any federal, state or local law, statute, ordinance, rule, regulation, order, judgment or decree applicable to the Current Shareholder or by which the Shares or the Other Securities owned by the Current Shareholder are bound or affected or (ii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Shares or the Other Securities owned by the Current Shareholder pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Current Shareholder is a party or by which the Shareholder or the Shares or Other Securities owned by the Current Shareholder is bound.
                    (b)      The execution and delivery of this Agreement by the Current Shareholder does not, and the performance of this Agreement by the Current Shareholder shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental entity by the Shareholder, except for applicable requirements, if any, of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
                    SECTION 2.03. Title to the Stock. As of the date hereof, the Current Shareholder is the beneficial owner of the number of shares of Common Stock set forth opposite its name on Appendix A attached hereto, entitled to vote, without restriction (except to the extent a Current Shareholder shares voting power under managed accounts), on all matters brought before holders of capital stock of the Company, which Common Stock represents on the date hereof the percentage of the outstanding stock and voting power of the Company set forth on such Appendix. Such Common Stock are all the securities of the Company owned, either of record or beneficially, by the Current Shareholder. Such Common Stock is owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Current Shareholder’s voting rights, charges and other encumbrances of any nature whatsoever, other than any restrictions that attach to shares deposited by a Current Shareholder with brokers in margin accounts pursuant to standard terms of such margin account agreements. The Current Shareholder has not appointed or granted any proxy, which appointment or grant is still effective, with respect to the Shares or Other Securities owned by the Shareholder regarding the matters specified in Article I hereof. The Current Shareholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article 1 hereof, sole power of disposition and sole power to agree to all matters set forth in this Agreement.

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ARTICLE III
COVENANTS
                    SECTION 3.01. No Disposition or Encumbrance of Stock. Each of the Current Shareholders hereby covenants and agrees that, for a period of at least 24 months after the date of Shareholder Approval, such Current Shareholder shall not offer or agree to sell, transfer, tender, assign, hypothecate or otherwise dispose of, grant a proxy (except (i) with respect to not more than 25% of the Common Stock held by each Current Shareholder as of the date hereof, for any such sales, transfers, tenders, assigns, hypothecations or other dispositions conducted in the ordinary course of the business of such Current Shareholder consistent with past practice, and (ii) a customary revocable proxy in connection with an annual meeting of shareholders, which proxy does not involve the matters set forth in Article I hereof unless such proxy directs the proxy to vote in accordance with the agreements of such Current Shareholder set forth in this Agreement) or power of attorney with respect to, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, limitation on such Current Shareholder’s voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares or Other Securities, directly or indirectly, or initiate, solicit or encourage any person to take actions which could reasonably be expected to lead to the occurrence of any of the foregoing.
          SECTION 3.02. No Solicitation or Similar Activity. Each Current Shareholder hereby covenants and agrees that it shall not, at any time during the term of this Agreement, directly or indirectly, through one or more intermediaries acting on its behalf, singly or as part of a partnership, syndicate or other group (as those terms are used within the meaning of Section 13(d)(3) of the 1934 Act), and shall cause each of its Affiliates not to, directly or indirectly, whether through the taking of shareholder action by written consent or otherwise:
          (a)      instigate, support or in any way participate in any proxy contest or otherwise engage in the “solicitation” of “proxies” (as such terms are defined in Rule 14a-1 under the 1934 Act, whether or not such solicitation is exempt under Rule 14a-2 under the 1934 Act) with respect to any matter from holders of Voting Stock (including by the execution of actions by written consent) in opposition to proposals or matters proposed, recommended or otherwise supported by the Board of Directors of the Company (the “Board”) or the Investor;
          (b)      become a participant in any contest for the election of directors with respect to the Company or solicit any consent or communicate with or seek to advise, encourage or influence any third party with respect to the voting of any Voting Stock; provided, however, that such Current Shareholder shall not be prevented hereunder from being a “participant” in support of the management of the Company by reason of the membership of such Current Shareholder’s designee on the Board or the inclusion of such Current Shareholder’s designee on the slate of nominees for election to the Board proposed by the Company;
          (c)      initiate or participate in the solicitation of, or otherwise solicit, shareholders for the approval of one or more shareholder proposals with respect to the Company, as described in Rule 14a-8 under the Exchange Act, or induce or attempt to induce any other third party to initiate any shareholder proposal relating to the Company;

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          (d) form, join, encourage the formation of or in any way participate in a 13D Group (other than with any other Affiliate of such Current Shareholder) for the purposes of acquiring, holding, voting or disposing of any Voting Stock;
          (e)      solicit, seek or offer to effect, negotiate with or provide any confidential information to any party with respect to, make any statement or proposal, whether written or oral, either alone or in concert with others, to the Board, to any director or officer of the Company or to any other shareholder of the Company with respect to, or otherwise formulate any plan or proposal or make any public announcement, proposal, offer or filing under the Exchange Act, any similar or successor statute or otherwise, or take action to cause the Company to make any such filing, with respect to: (i) any form of business combination transaction or acquisition involving the Company (other than transactions contemplated by this Agreement), including, without limitation, a merger, exchange offer or liquidation of the Company’s assets, (ii) any form of restructuring, recapitalization or similar transaction with respect to the Company, including, without limitation, a merger, exchange offer or liquidation of the Company’s assets, (iii) any acquisition or disposition of assets material to the Company, (iv) any request to amend, waive or terminate the provisions of this Agreement or (v) any proposal or other statement inconsistent with the terms of this Agreement, provided, however, that such Current Shareholder and its Affiliates (x) may discuss the affairs and prospects of the Company, the status of Such Current Shareholder’s investment in the Company and any of the matters described in clause (i) through (v) of this paragraph at any time, and from time to time, with the Board or any director or executive officer of the Company, (y) may discuss any matter, including any of the foregoing, with its outside legal and financial advisors, if as a result of any such discussions such Current Shareholder is not required to make, and does not make, any public announcement or filing under the 1934 Act otherwise prohibited by this Agreement and (z) may discuss non-confidential information regarding the Company with any third parties so long as such Current Shareholder promptly informs the Board of such discussions;
          (f)      seek the removal of any of the Board’s directors (other than any designee of such Current Shareholder);
          (g)      seek to increase the number of directors serving on the Board above 11 or to increase the number of such Current Shareholder’s representatives or designees on the Board above one;
          (h)      call or seek to have called any meeting of the shareholders of the Company; or
          (i)      assist, instigate or encourage any third party to take any of the actions enumerated in this Section 3.02.
                    SECTION 3.03. Non-Disparagement. Each Current Shareholder hereby covenants and agrees that, during the term of this Agreement, such Current Shareholder shall not make, and will use its reasonable efforts to prevent anyone acting on its behalf from making, any public statement or representation, or otherwise communicate, directly or indirectly, in writing, orally, or otherwise, with parties outside of the Company, or otherwise take any action which may, directly or indirectly, publicly disparage or be damaging to (a) the Investor or (b) the

6

business strategies adopted by the Board of Directors of the Company and the implementation thereof by Company management.
                    SECTION 3.04. Company Cooperation. The Company hereby covenants and agrees that it will not, and each Current Shareholder irrevocably and unconditionally acknowledges and agrees that the Company will not (and waives any rights against the Company in relation thereto) to the extent permitted by law, recognize any encumbrance or agreement on any of the Shares or Other Securities subject to this Agreement, other than as noted in the last clause of the third sentence of Section 2.03.
ARTICLE IV
MISCELLANEOUS
                    SECTION 4.01. Termination. This Agreement shall terminate upon the earlier of (i) the fourth anniversary of the date hereof or (ii) the date of termination of the Securities Purchase Agreement.
                    SECTION 4.02. Further Assurances. Each of the parties hereto will execute and deliver such further documents and instruments and take all further action as may be reasonably necessary in order to consummate the transactions contemplated hereby.
                    SECTION 4.03. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof. The Investor shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity, and prior to the Closing, the Company shall be entitled to specific performance of the terms of the first paragraph of Section 1.01, in addition to any other remedy at law or in equity.
                    SECTION 4.04. No Effect on Fiduciary Duties. Nothing herein stated shall limit or otherwise affect the fiduciary duties of any affiliate of any of the Shareholders as a director of the Company. This Agreement only applies to the voting of shares and other securities of the Company by each of the Current Shareholders in its respective capacity as a shareholder of the Company.
                    SECTION 4.05. Limited Proxy. Notwithstanding anything stated in this Agreement, each of the Current Shareholders will retain at all times the right to vote, or authorize a proxy to vote, in such Current Shareholder’s or such proxy’s sole discretion, on all matters other than those set forth in Article I, which are at any time and from time to time presented to the Company’s shareholders generally.
                    SECTION 4.06. Entire Agreement. This Agreement constitutes the entire agreement among the Company and the Shareholders (other than the Securities Purchase Agreement and the other “Transaction Documents” (as defined therein)) with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Company and the Shareholders with respect to the subject matter hereof.

7

                    SECTION 4.07. Amendment. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.
                    SECTION 4.08. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of this Agreement is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.
                    SECTION 4.09. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts located in Hennepin County, Minnesota, U.S.A. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts located in Hennepin County, Minnesota, U.S.A. for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding has been commenced in an improper or inconvenient venue for such proceeding. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
                    SECTION 4.10. Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, via facsimile (which is confirmed) or sent by a nationally recognized overnight courier service to the parties at the following addresses (or such other address for a party as shall be specified by like notice):

8

If to the Company:
Wilsons The Leather Experts Inc.
7401 Boone Avenue North
Brooklyn Park, MN 55428
Telephone: (763) 391-4000
Facsimile: (763)
Attention: Chief Financial Officer
With a copy to:
Faegre & Benson LLP
2200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402-3901
Telephone: (612) 766-7000
Facsimile: (612) 766-1600
Attention: Philip S. Garon, Esq.
If to any of the Shareholders:
to its address and facsimile number set forth on the signature page hereto, with copies to such Shareholder’s representatives as set forth thereon;
or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change.

9

               IN WITNESS WHEREOF, the Shareholders and the Company have duly executed this Support Agreement.

THE COMPANY:

WILSONS THE LEATHER EXPERTS INC.

By:
Name: Stacy A. Kruse
Title: Chief Financial Officer

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

SHAREHOLDER:

PENINSULA INVESTMENT PARTNERS, L.P.

By:	Peninsula Capital Appreciation, LLC, its
General Partner

By:
Name: R. Ted Weschler
Title: Managing Member

404B East Main Street, 2nd Floor
Charlottesville, Virginia 22902
Attention: Mr. R. Ted Weschler
Telephone: (434) 297-0811
Facsimile: (434) 220-9321

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

SHAREHOLDER:

QUAKER CAPITAL PARTNERS I, L.P.

By:	Quaker Premier, LP, its general partner

By:	Quaker Capital Management Corp., its general partner

By:
Name: Mark G. Schoeppner
Title: President

401 Wood Street, Suite 1300
Pittsburgh, Pennsylvania 15222
Attention: Mark G. Schoeppner
Telephone: (412) 281-1948
Facsimile: (412) 281-0323

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

SHAREHOLDER:

QUAKER CAPITAL PARTNERS II, L.P.

By:	Quaker Premier II, LP, its general partner

By:	Quaker Capital Management Corp., its general partner

By:
Name: Mark G. Schoeppner
Title: President

401 Wood Street, Suite 1300
Pittsburgh, Pennsylvania 15222
Attention: Mark G. Schoeppner
Telephone: (412) 281-1948
Facsimile: (412) 281-0323

[SIGNATURE PAGE TO SUPPORT AGREEMENT]

SHAREHOLDER/INVESTOR:

Marathon Fund Limited Partnership V

By:	Miltiades, LLP, its general partner

By:	Marathon Ultimate GP, LLC, its general partner

By:
Name: Michael S. Israel
Title: Manager

3700 Wells Fargo Center
90 South Seventh Street
Minneapolis, Minnesota 55402
Attention: Michael T. Sweeney
Telephone: (612) 338-5912
Facsimile: (612) 338-2860

With a copy to:

Dorsey & Whitney LLP
60 South Sixth Street, Suite 1500
Minneapolis, Minnesota 55402
Attention: Robert A. Rosenbaum, Esq.
Telephone: (612) 340-5681
Facsimile: (612) 340-7800

ANNEX A

			Voting
		Percentage of	Percentage of
	Common Stock	Stock	Stock
Shareholder	Owned*	Outstanding	Outstanding
Peninsula Investment Partners, L.P. (“Peninsula”)*	15,487,513	39.53%	39.53%
Quaker Premier I, LP and Quaker Premier II, LP (“Quaker”)**	6,708,110	17.10%	17.10%
Marathon Fund Limited Partnership V	None	0%	0%

*
In addition, Peninsula holds warrants for 2,857,142 shares of Common Stock which would be deemed to constitute beneficial ownership by Peninsula of the underlying shares of Common Stock but which cannot be voted until the warrants have been exercised and Peninsula shall have acquired record ownership of the underlying shares of Common Stock.

**
In addition, Quaker holds warrants for 1,142,858 shares of Common Stock which would be deemed to constitute beneficial ownership by Quaker of the underlying shares of Common Stock but which cannot be voted until the warrants have been exercised and Quaker shall have acquired record ownership of the underlying shares of Common Stock.

Exhibit C
FORM OF WARRANT
To Subscribe for and Purchase Common Stock of
Wilsons The Leather Experts Inc.
     This Warrant (this “Warrant”) certifies, for value received,                     , a                      (herein called “Purchaser”), or its registered assigns is entitled to subscribe for and purchase from Wilsons The Leather Experts Inc. (herein called the “Company”), a corporation organized and existing under the laws of the State of Minnesota, at the price specified below (subject to adjustment as noted below) at any time from and after                     , 2007 to and including                     , 2012, the number of fully paid and nonassessable shares of the Company’s common stock, $0.01 par value per share (“Common Stock”), as set forth in Section 1 below. This Warrant is issued pursuant to the terms of that certain Securities Purchase Agreement, dated as of June 1, 2007, by and among the Company, the Purchaser, and the other purchasers set forth therein (the “Securities Purchase Agreement”).
The Exercise Price shall be $2.00 per share of Common Stock (subject to adjustment as noted below).
This Warrant is subject to the following provisions, terms and conditions:

1. Right to Purchase.
     (a) The Purchaser is entitled to purchase                      shares of Common Stock, subject to adjustment as provided in this paragraph 1(a). When any adjustment is required to be made to the Exercise Price pursuant to Section 5 below, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares of Common Stock issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.
     (b) Notwithstanding paragraph 1(a) above, the Company shall not be obligated to issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock would exceed the number of shares of Common Stock that the Company may issue to the Purchaser without breaching the Company’s obligations under the rules and regulations of the Nasdaq Global Select Market (as defined in the Securities Purchase Agreement) (the “Exchange Cap”), except the limitation shall not apply in the event that the Company (a) obtains the approval of its shareholders as required by the applicable rules of the Nasdaq Global Select Market for issuances in excess of the Exchange Cap or (b) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Purchaser.
2. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise, in the form attached hereto, delivered to the Company by the surrender of this Warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by check of the Exercise Price in lawful money of the United States. The Company agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the holder hereof as the record owner of such shares of Common Stock as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares of Common Stock as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of Common Stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding l0 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares of Common Stock, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.
3. Notwithstanding the foregoing, however, the Company shall not be required to deliver any certificate for shares of Common Stock upon exercise of this Warrant except in accordance with the provisions, and subject to the limitations, of paragraphs 8 and 9 hereof.
4. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance as set forth above, be duly authorized and issued, fully paid and nonassessable and free of preemptive rights. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.
5. The above provisions are, however, subject to this paragraph 5. Notwithstanding anything in this paragraph 5 to the contrary, no change in the Exercise Price shall be made until the cumulative effect of the adjustments called for by this paragraph 5 since the date of the last change in the Exercise Price would change the Exercise Price by more than 1%. However, once the cumulative effect would result in such a change, then the Exercise Price shall be changed to reflect all adjustments called for by this paragraph 5 and not previously made. Subject to the foregoing, the Exercise Price shall be adjusted from time to time as set forth in this paragraph 5.
     If the occurrence of an event would cause the Exercise Price to be adjusted by more than one subsection of this Section 5, then the Exercise Price shall be adjusted once pursuant to the subsection that would provide the greatest dollar amount decrease in the Exercise Price.
     (a) Adjustments to Exercise Price for Consolidation, Merger, etc. In case of any consolidation or merger of the Company with any other entity (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that the Purchaser shall have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such this Warrant could have been exercised immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Company shall provide or cause to be provided to the Purchaser the right to elect the securities, cash or other assets for which this Warrant shall be exercisable after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).
     (b) Adjustments to Exercise Price for Stock Splits, Reclassifications, and Certain Distributions. In case the Company shall:

               (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock;
               (ii) subdivide its outstanding Common Stock into a greater number of shares;
               (iii) combine the shares of its outstanding Common Stock into a smaller number of shares; or
               (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Exercise Price in effect immediately prior thereto shall be proportionately adjusted so that the Purchaser, upon any exercise of this Warrant, shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Company which the Purchaser would have owned or have been entitled to receive after the happening of such event had this Warrant, or any portion hereof, been exercised immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action).
               An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
     (c) Adjustments to Exercise Price for Diluting Issues.
               (i) Certain Definitions. For purposes of this paragraph 5, the following terms shall have the following meanings:
                    (A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to paragraph 5(c)(ii) below (including shares of Common Stock subsequently reacquired or retired by the Company) after the date hereof.
                    (B) “Business Day” shall mean any day except Saturday, Sunday or federal legal holiday, and any other day on which the Trading Market (as defined below) is closed.
                    (C) “Convertible Security” shall mean any evidence of indebtedness, share or other security directly or indirectly convertible or exchangeable into or for Common Stock, excluding Options.
                    (D) “Option” shall mean any option, warrant, right or security to purchase or otherwise acquire Common Stock or Convertible Securities.

                    (E) “Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
               (ii) Additional Shares of Common Stock Deemed to be Issued.
                    (A) If after the date hereof, the Company shall issue or sell any Options or Convertible Securities, or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.
                    (B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Exercise Price pursuant to the terms of this subparagraph 5(c), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Exercise Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Exercise Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this subparagraph (B) shall have the effect of increasing the Exercise Price to an amount which exceeds the lower of (X) the Exercise Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (Y) the Exercise Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.
                    (C) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Exercise Price pursuant to the terms of this subparagraph 5(c) (either because the consideration per share (determined pursuant to subparagraph 5(c)(iii)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Exercise Price then in effect and the then Current Market Price, or because such Option or Convertible Security was issued before the date hereof), are revised after the date hereof as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Company upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in subparagraph 5(c)(ii)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.
                    (D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Exercise Price pursuant to the terms of subparagraphs 5(c)(iv) or (v), the Exercise Price shall be readjusted to such Exercise Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.
                    (E) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Exercise Price provided for in this subparagraph 5(c)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this subparagraph 5(c)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Company upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Exercise Price that would result under the terms of this subparagraph 5(c)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Exercise Price that such issuance or amendment took place at the time such calculation can first be made.
               (iii) Determination of Consideration. For purposes of this paragraph 5, the consideration received by the Company for the issue of any Additional Shares of Common Stock shall be computed as follows:
                    (A) Cash and Property: Such consideration shall:
                              (1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Company, excluding amounts paid or payable for accrued interest;

                              (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Company; and
                              (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Company for consideration which covers both, be the proportion of such consideration so received for the Additional Shares of Common Stock, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors of the Company.
                    (B) Options and Convertible Securities. The consideration per share received by the Company for Additional Shares of Common Stock deemed to have been issued pursuant to subparagraph 5(c)(ii), relating to Options and Convertible Securities, shall be determined by dividing:
                              (1) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by
                              (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.
               (iv) Issues Below Current Market Price.
                    (A) In case the Company shall issue or sell or, or is deemed to have issued or sold pursuant to subparagraph 5(c)(ii) above, Additional Shares of Common Stock for consideration per share less than the average of the daily last sales price of the Common Stock on the Trading Market as reported by Bloomberg Financial Markets, or a comparable reporting service (the “Closing Price”) for the 10 consecutive Business Days ending on the Business Day immediately preceding the date of such issuance (the “Current Market Price”), then in each such case the Exercise Price in effect on such record date shall be adjusted in accordance with the formula:
               where

E1	=	the adjusted Exercise Price.
E	=	the current Exercise Price.
O	=
the number of shares of Common Stock outstanding on the Business Day immediately preceding the date of such issuance (for which purpose the shares of Common Stock outstanding shall be the sum of (1) the number of shares of Common Stock then outstanding, and (2) the number of shares of Common Stock into which any other outstanding securities of the Company are then issuable upon conversion, exercise or exchange of such securities other than the “Warrants” (as defined in the Securities Purchase Agreement)).

N	=	the number of Additional Shares of Common Stock issued, or deemed to have been issued.
P	=	the consideration per share of the Additional Shares of Common Stock issued or deemed to have been issued.
M	=	the Current Market Price per share of Common Stock on the date of such issuance.
                    (B) Such adjustment shall become effective immediately after the date of issuance, or deemed issuance, of such Common Stock.
(v) Issues Below Exercise Price.
                    (A) In case the Company shall issue or sell or, or is deemed to have issued or sold pursuant to subparagraph 5(c)(ii) above, Additional Shares of Common Stock for consideration per share less than the Exercise Price in effect immediately prior to the date of such issue, then in each such case the Exercise Price in effect on such issuance date shall be adjusted in accordance with the formula:
where

E1	=	the adjusted Exercise Price.
E	=	the current Exercise Price.
O	=
the number of shares of Common Stock outstanding on the Business Day immediately preceding the date of such issuance (for which purpose the shares of Common Stock outstanding shall be the sum of (1) the number of shares of Common Stock then outstanding, and (2) the number of shares of Common Stock into which any other outstanding securities of the Company are then issuable upon conversion, exercise or exchange of such securities other than the “Warrants” (as defined in the Securities Purchase Agreement)).

N	=	the number of Additional Shares of Common issued, or deemed to have been issued.
P	=	the consideration per share of the Additional Shares of Common Stock issued, or deemed to have been issued.
                    (B) Such adjustment shall become effective immediately after the date of issuance, or deemed issuance, of such Common Stock.
     (d) Adjustments to Exercise Price for Certain Distributions.
     (i) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness (as defined in the Securities Purchase Agreement) or assets (including securities, but excluding (A) any Options or Convertible Securities, and (B) any dividend or distribution paid in cash out of the retained earnings of the Company and any dividend or distribution referred to in subparagraph 5(b) above), then in each such case the Exercise Price then in effect shall be adjusted as of the ex-dividend date for such dividend or distribution in accordance with the formula:
           where

E1	=	the adjusted Exercise Price.
E	=	the current Exercise Price.
M	=	the Current Market Price per share of Common Stock on the ex-dividend date for such distribution.
F	=	the amount of such cash dividend and/or the fair market value on such ex-dividend date of the assets, securities, rights or warrants to be distributed divided by the number of shares of Common Stock outstanding on such ex-dividend date. The Board of Directors of the Company shall determine in good faith such fair market value.

Notwithstanding the foregoing, in no event shall	M - F	be deemed to be less than zero.

M
     (ii) Such adjustment shall become effective immediately after the ex-dividend date with respect to such dividend or distribution.
     (e) All calculations of adjustments hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.

     (f) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) or (b) above, the Purchaser shall, upon any exercise of this Warrant, become entitled to receive securities, cash or assets other than Common Stock, the number or amount of such securities or property so receivable upon such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) through (d) above.
     (g) Whenever the Exercise Price is adjusted as herein provided, the Company shall send to each transfer agent for the Common Stock, and to the Trading Market, a statement signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or any Vice President of the Company and if required by the Trading Market by its Treasurer, its Secretary or its Assistant Secretary stating the adjusted Exercise Price determined as provided in this paragraph 5; and any adjustment so evidenced, given in good faith, shall be binding upon all shareholders and upon the Company. Whenever the Exercise Price is adjusted, the Company shall give prompt notice to the holder hereof by mail, setting forth the adjustment and the new Exercise Price. Notwithstanding the foregoing notice provisions, failure by the Company to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Company.
     (h) Whenever the Company shall propose to take any of the actions specified in subparagraphs (a) through (d) of this paragraph 5 which would result in any adjustment in the Exercise Price, the Company shall cause a notice to be mailed at least 10 days prior to the date on which the books of the Company will close or on which a record will be taken for such action to the holder of record of this Warrant on the date of such notice. Such notice shall specify the action proposed to be taken by the Company and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Company to give such notice or any defect in such notice shall not affect the validity of the transaction.
     (i) Notwithstanding any other provision of this paragraph 5, no adjustment in the Exercise Price need be made (A) for issuances of (1) Conversion Shares or Warrant Shares (as such terms are defined in the Securities Purchase Agreement) or (2) Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; (B) for issuances of shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Preferred Stock (as defined in the Securities Purchase Agreement); (C) for sales of Common Stock pursuant to a plan for reinvestment of dividends on Common Stock, provided that the purchase price in any such sale is at least equal to 95% of the market price of the Common Stock at the time of such sales; or (D) for sales of Common Stock pursuant to any plan adopted by the Company for the benefit of its employees or consultants, provided that such plan has been approved by the Company’s independent directors, or pursuant to any plan for the benefit of the Company’s directors, provided that such plan has been approved by the Company’s shareholders.

     (j) If any event occurs as to which in the opinion of the Board of Directors of the Company the other provisions of this paragraph 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the holder of this Warrant or of Common Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid; provided, however, that the members of the Board of Directors of the Company shall not be liable to the holders hereof for any such determination made in good faith.
     (k) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead the Company shall round such fraction of a share of Common Stock to the nearest whole share, except that if the fraction is one-half or greater, the Company shall round the fraction up to the nearest whole share.
6. As used herein, the term “Common Stock” shall mean and include the Company’s presently authorized Common Stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities, cash or assets provided for in paragraph 5(a) above.
7. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.
8.
     (a) The holder of this Warrant acknowledges that neither this Warrant nor, as of the date of the original issuance of this Warrant, any of the shares of Common Stock issuable upon exercise hereof have been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and that this Warrant or such shares of Common Stock may only be transferred in accordance with this paragraph 8. The holder of this Warrant, by acceptance hereof, represents that it has acquired this Warrant for investment and not with a view to distribution of this Warrant or the shares of Common Stock issuable upon exercise hereof within the meaning of the Act and the rules and regulations thereunder.
     (b) The holder realizes that the purchase of this Warrant is a speculative investment, and that the economic benefits which may be derived therefrom are uncertain. In determining whether or not to purchase the Warrant, the holder has relied solely upon the publicly-available materials filed by the Company with the Securities and Exchange Commission, copies of which have been reviewed by the Purchaser, and upon independent investigations made by the holder and its representatives.
     (c) The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before exercising or transferring this Warrant, in whole or in part, or transferring any shares of Common Stock issuable or issued upon the exercise hereof, if at the time of such transfer the shares of Common Stock are not covered by an effective registration statement under the Act, of such holder’s intention to do so. Such holder shall also provide the Company with an opinion of counsel reasonably satisfactory to the Company to the effect that the proposed exercise or transfer of this Warrant or transfer of shares, if at the time of such transfer the shares are not covered by an effective registration statement under the Act, may be effected without registration or qualification under the Act and any applicable state securities laws. Upon receipt of such written notice and opinion by the Company, such holder shall be entitled to exercise this Warrant in accordance with its terms, or to transfer this Warrant, or to transfer shares of Common Stock issuable or issued upon the exercise of this Warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend respecting the aforesaid restrictions on transfer may be endorsed on this Warrant, if at the time of such transfer the shares are not covered by an effective registration statement under the Act, or the certificates for such shares. In the event of a proposed transfer of this Warrant, prior to the transfer the proposed transferee shall execute and deliver to the Company a warrant transfer letter in the form attached hereto.
9. Subject to the provisions of paragraph 8 hereof, this Warrant and all rights hereunder are transferable, without the prior approval of the Company, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered holder hereof as the owner for all purposes.
10. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares which may be subscribed for and purchased hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said holder hereof at the time of such surrender.
11. The Company covenants and agrees that the holder of this Warrant shall have the rights of a “Purchaser” under the Registration Rights Agreement, of even date herewith, by and among the Company, the Purchaser, and the other purchasers set forth therein, set forth in such agreement.
12.
     (a) In addition to and without limiting the rights of the holder of this Warrant under the terms of this Warrant, the holder of this Warrant shall have the right (the “Conversion Right”) to convert this Warrant or any portion thereof into shares of Common Stock as provided in this paragraph 12 at any time or from time to time prior to its expiration. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the “Converted Warrant Shares”), the Company shall deliver to the holder of this Warrant, without payment by the holder of any exercise price or any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as defined below) of the Converted Warrant Shares by the Market Price (as defined below) of a single share of Common Stock, determined in each case as of the Conversion Date (as hereinafter defined). The “Net Value” of the Converted Warrant Shares shall be determined by subtracting the aggregate Exercise Price of the Converted Warrant Shares from the aggregate Market Price of the Converted Warrant Shares. Notwithstanding anything in this paragraph 12 to the contrary, the Conversion Right cannot be exercised with respect to a number of Converted Warrant Shares having a Net Value below $100. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued in accordance with the foregoing formula is other than a whole number, the Company shall round such fraction of a share of Common Stock to the nearest whole share, except that if the fraction is one-half or greater, the Company shall round the fraction up to the nearest whole share.
     (b) The Conversion Right may be exercised by the holder of this Warrant by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in subparagraph (a) above as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the “Conversion Date”), but not later than the expiration date of this Warrant. Certificates for the shares of Common Stock issuable upon exercise of the Conversion Right and, in the case of a partial exercise, a new warrant evidencing the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder of this Warrant within 15 days following the Conversion Date.
     (c) “Market Price” for purposes of this paragraph 12 shall mean, if the Common Stock is traded on a securities exchange, the closing price of the Common Stock on such exchange, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing bid price, in each case averaged over a period of 20 consecutive Business Days prior to the Conversion Date. If at any time the Common Stock is not traded on an exchange, or otherwise traded in the over-the-counter market, the “market price” shall be deemed to be the higher of (i) the book value thereof as determined by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company as of the last day of any month ending within 60 days preceding the Conversion Date, or (ii) the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within l5 days of the Conversion Date.
13. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the holder hereof for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the holder hereof and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the

Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.
14. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law, not the law of conflicts, of the State of Minnesota.
(Signature Page Follows)

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of ___, 2007.

WILSONS THE LEATHER EXPERTS INC.

By

Its

RESTRICTION ON TRANSFER
     The securities evidenced hereby may not be transferred without (i) the opinion of counsel satisfactory to the Company that such transfer may be lawfully made without registration under the Securities Act of 1933, as amended, and all applicable state securities laws or (ii) such registration.

ASSIGNMENT
(To Be Signed Only Upon Assignment)
     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                   this Warrant, and appoints                                                               to transfer this Warrant on the books of Wilsons The Leather Experts Inc. with the full power of substitution in the premises.
Dated:
In the presence of:

(Signature must conform in all respects to the name of the holder as specified on the face of this Warrant without any alteration or change whatsoever, and the signature must be guaranteed in the usual manner)

FORM OF WARRANT TRANSFER LETTER
To: Wilsons The Leather Experts Inc.
Ladies and Gentlemen:
     The undersigned is a proposed transferee of the warrant (the “Warrant”) to purchase                      shares of Common Stock, par value $0.01 (“Common Stock”), of Wilsons The Leather Experts Inc., a Minnesota corporation (the “Company”), currently registered in the name of                     . In order to induce the Company to consent to the transfer of the Warrant, the undersigned hereby represents, warrants and agrees as follows:
1.
The undersigned acknowledges that neither the Warrant nor **[any of the shares of Common Stock issuable upon exercise thereof] have been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and that, accordingly, the Warrant **[and such shares of Common Stock] may only be transferred in accordance with the terms of paragraphs 8 and 9 of the Warrant.

1.	The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Act.

Signature

Address

Date

FORM OF EXERCISE NOTICE
To be Executed by the Holder of this Warrant if such Holder
Desires to Exercise this Warrant in Whole or in Part:
To: Wilsons The Leather Experts Inc. (the “Company”)
The undersigned
Please insert Social Security or other
identifying number of Purchaser:

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder,                                           shares of the Common Stock provided for therein and tenders payment herewith to the order of the Company in the amount of $                                         , such payment being made as provided on the face of this Warrant.
In order to induce the Company to consent to the exercise of this Warrant, the undersigned hereby represents, warrants and agrees that neither this Warrant **[nor any of the shares of Common Stock issuable upon exercise hereof] have been registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and that, accordingly, this Warrant may be exercised [and the shares of Common Stock issued pursuant to this exercise] may only be transferred in accordance with the terms of paragraphs 8 and 9 of this Warrant.

The undersigned requests that certificates for such shares of Common Stock be issued as follows:

Name:

Address:

Deliver to:

Address:

and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.

Address:

Signature

(Signature must conform in all respects to the name of the holder as written specified on the face of this Warrant without any alteration or change whatsoever)

Dated:

Exhibit D
WILSONS THE LEATHER EXPERTS INC.

CERTIFICATE OF DESIGNATIONS
FOR
SERIES A CONVERTIBLE PREFERRED STOCK
(PURSUANT TO MINNESOTA STATUTES, SECTION 302A.401, SUBD. 3(b))

     The undersigned, being the                      of Wilsons The Leather Experts Inc. (the “Corporation”), a corporation organized and existing under the Minnesota Business Corporation Act, in accordance with the provisions of Minnesota Statutes, Section 302A.401, Subd. 3(b), does hereby certify that:
     Pursuant to the authority vested in the Board of Directors of the Corporation by the Amended and Restated Articles of Incorporation of the Corporation, as amended, the Board of Directors on June 1, 2007, in accordance with Minnesota Statutes, Section 302A.401, Subd. 3, duly adopted the following resolution establishing a series of                      shares of the Corporation’s Preferred Stock, to be designated as its Series A Convertible Preferred Stock:
     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Articles of Incorporation of the Corporation, as amended, the Board of Directors hereby establishes a series of Preferred Stock of the Corporation and hereby states the designation and number of shares, and fixes the relative rights and preferences, of such series of shares as follows:
SERIES A CONVERTIBLE PREFERRED STOCK
     Section 1. Designation; Number of Shares. The shares of such series shall be designated as “Series A Convertible Preferred Stock” (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be                     . The Series A Preferred Stock shall have a par value of $0.01 per share. Holders of Series A Preferred Stock shall not be entitled to cumulate their votes in any election of Directors in which they are entitled to vote and shall not be entitled to any preemptive rights to acquire shares of any class or series of capital stock of the Corporation or of securities convertible into or exchangeable for or exercisable for or carrying a right to purchase any shares of capital stock of any class or series whatsoever, whether now or hereafter authorized and whether issued for cash or other consideration or by way of dividend or other distribution, except as set forth in this Certificate.
     The Series A Preferred Stock shall have a liquidation preference of $1,000 per share (the “Stated Amount”), plus an amount equal to any dividends accrued or cumulated and not paid on the Series A Preferred Stock, whether or not declared and whether or not there are then Legally Available Funds (as defined below), to the Liquidation Date (as defined below) (the “Liquidation Value”).

     Section 2. Voting.
     (a) Election of Directors. So long as 20% of the aggregate amount of the shares of Series A Preferred Stock issued to the Purchasers (as defined in that certain Securities Purchase Agreement, dated June 1, 2007, by and among the Corporation and the Purchasers named therein (the “Securities Purchase Agreement”)) (all capitalized terms used in this Certificate and not otherwise defined will have the definitions assigned to them in the Securities Purchase Agreement) at the Closing are outstanding, the holders of outstanding shares of Series A Preferred Stock shall, voting together as a separate class, be entitled to elect two Directors of the Corporation (the “Series A Directors”). The Series A Directors shall be elected by a plurality vote of holders of Series A Preferred Stock, with the elected candidates being the individuals receiving the greatest number of affirmative votes (with each holder of Series A Preferred Stock entitled to cast one vote for or against each candidate with respect to each share of Series A Preferred Stock held by such holder) of the outstanding shares of Series A Preferred Stock, with votes cast against such candidate and votes withheld having no legal effect. The election of such Directors shall occur:
     (i) at the annual meeting of holders of capital stock;
     (ii) at any special meeting of holders of capital stock if such meeting is called for the purpose of electing directors;
     (iii) at any special meeting of holders of Series A Preferred Stock called by holders of not less than a majority of the outstanding shares of Series A Preferred Stock (a “Majority Interest”); or
     (iv) by the written consent of holders of the outstanding shares of Series A Preferred Stock entitled to vote for such Directors in the manner and on the basis specified above.
If at any time when the holders of Series A Preferred Stock are entitled to elect such Directors, any such Series A Director should cease to be a Director for any reason, the vacancy shall be filled only by the vote or written consent of the holders of the outstanding shares of Series A Preferred Stock, voting together as a separate class, in the manner and on the basis specified above or as otherwise provided by law. The holders of outstanding shares of Series A Preferred Stock shall also be entitled to vote in the election of all other Directors of the Corporation together with holders of all other shares of the Corporation’s outstanding capital stock entitled to vote thereon, voting as a single class, with each outstanding share of Series A Preferred Stock entitled to the number of votes specified in Section 2(b) hereof. The holders of outstanding shares of Series A Preferred Stock may, in their sole discretion, determine not to elect Series A Directors as provided herein from time to time, and during any such period the Board of Directors nonetheless shall be deemed duly constituted.

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     (b) Voting Generally.
     (i) Subject to the limitations of Section 2(b)(ii) and 2(b)(iii), each outstanding share of Series A Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which such share of Series A Preferred Stock is then convertible pursuant to Section 7 hereof as of the record date for the vote or written consent of shareholders, if applicable. Each holder of outstanding shares of Series A Preferred Stock shall be entitled to notice of any shareholders’ meeting in accordance with the by-laws of the Corporation and shall vote with holders of the Common Stock, voting together as single class, upon all matters submitted to a vote of shareholders, excluding those matters required to be submitted to a class or series vote pursuant to the terms hereof (including, without limitation, Section 9) or by law. Holders of shares of Series A Preferred Stock shall not be entitled to cumulate their votes in any election of directors in which they are entitled to vote. Notwithstanding anything herein stated, Series A Preferred Stock shall not be entitled to be voted on any proposal presented to the shareholders of the Corporation to approve the voting or conversion of shares of Series A Preferred Stock in excess of the Exchange Cap (as defined in Section 7(g)) or the exercisability of any Warrants in excess of the Exchange Cap.
     (ii) To the extent that the conversion of shares of Series A Preferred Stock is limited by the Exchange Cap set forth in Section 7 as of the record date for the vote or written consent of shareholders, then each holder shall be entitled to only such number of votes equal to the number of shares of common stock into which the shares of Series A Preferred Stock held by such holder would convert after giving effect to the limitations of the Exchange Cap set forth in Section 7. This limitation shall not apply in the event that the Corporation (A) obtains the approval of its shareholders as required by the applicable rules of the Nasdaq Global Select Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the holders of a Majority Interest.
     (iii) Notwithstanding anything to the contrary, in no event shall the Series A Preferred Stock be entitled to a number of votes greater than the number of shares of Common Stock that would be issuable upon conversion of the Series A Preferred Stock based on a Conversion Price of $1.38.
     Section 3. Rank. The Series A Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up or dissolution, whether voluntary or involuntary, whether now or hereafter issued, rank:
     (a) senior to any other series of Preferred Stock established hereafter by the Board of Directors, the terms of which shall specifically provide that such series shall rank junior to the Series A Preferred Stock with respect to dividend rights and rights on liquidation, winding up or dissolution; and

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     (b) senior to the Common Stock, $.01 par value per share, of the Corporation (the “Common Stock”) and any other equity securities of the Corporation (all of such equity securities of the Corporation to which the Series A Preferred Stock ranks senior, including without limitation any Preferred Stock and the Common Stock, being collectively referred to herein as “Junior Securities”).
     Section 4. Dividends; Payment Priorities.
     (a) Entitlement; Accrual; Payment. Holders of shares of Series A Preferred Stock shall be entitled to receive out of funds legally available therefor (“Legally Available Funds”), cumulative dividends (the “Series A Dividends”) at an annual rate of 8.0% of the Stated Amount per share of Series A Preferred Stock, payable (i) semi-annually in arrears on each June 1 and December 1 (each of such dates being a “Regular Dividend Accrual Date”), commencing December 1, 2007, or (ii) or such date or dates as the Board of Directors shall determine from time to time (each such date being a “Special Dividend Accrual Date” and together with each Regular Dividend Accrual Date, a “Dividend Accrual Date”) except that if such date is a Saturday, Sunday, legal holiday or date on which the Principal Market is closed, then such dividend shall be payable on a date and with respect to a period ending on the next date that is not a Saturday, Sunday, legal holiday, or day on which the Principal Market is closed (a “Business Day”). “Principal Market “ shall mean whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question. Each of such dividends shall be fully cumulative and shall accrue (whether or not declared and whether or not there are then Legally Available Funds), without interest, on a daily basis from the later of (x) the first day of the semi-annual period with respect to which such dividend shall be payable as provided herein, or (y) from the first day following a Special Dividend Accrual Date declared by the Board of Directors in any period; provided, however, that with respect to the first Dividend Accrual Date following the issuance of shares of Series A Preferred Stock, such dividend shall accrue from the date of issuance of such shares. The date upon which the Corporation originally issues any share of Series A Preferred Stock shall be deemed to be its “date of issuance” regardless of the number of times transfer of such share of Series A Preferred Stock is made on the stock records of the Corporation, and regardless of the number of certificates which may be issued to evidence such share of Series A Preferred Stock. The amount of dividends payable per share of Series A Preferred Stock for each full semi-annual period shall be computed by dividing the annual dividend amount by two. Dividends payable with respect to the initial dividend period and any dividend period of more or less than one semi-annual period shall be computed on the basis of a 365-day year and the actual number of days elapsed in that period. All dividends hereunder shall be paid by issuance of shares of Series A Preferred Stock having an aggregate Stated Amount equal to the amount of Series A Dividends payable as of each Dividend Accrual Date which otherwise would have been payable if the Series A Dividend were payable in cash. All accrued and unpaid Series A Dividends payable in the form of shares of Series A Preferred Stock shall accrue cumulative dividends annually at a rate of 8.0% of the Stated Amount per

4

share from the applicable Dividend Accrual Date on which each share of Series A Preferred Stock was deemed to have been issued pursuant to Section 4(b).
     (b) Issuance of Dividend Shares. All dividends paid in additional shares of Series A Preferred Stock shall be deemed issued on the applicable Dividend Accrual Date and will thereupon be duly authorized, validly issued, fully paid and nonassessable and free and clear of all liens and charges.
     (c) No Cash Dividends. No cash dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation.
     (d) Priority With Respect to Junior Securities.
     (i) Holders of shares of Series A Preferred Stock shall be entitled to receive the dividends provided for in Section 4(a) in preference to and in priority over any dividends upon any of the Junior Securities.
     (ii) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not pay or set apart for payment any dividend on any of the Junior Securities or make any distribution in respect thereof and to the holders thereof, either directly or indirectly, whether in cash, obligations or shares of the Corporation or other property (other than dividends or distributions payable solely in the same Junior Securities), unless prior to or concurrently with such payment or distribution, as the case may be, all accrued and unpaid dividends, if any, on the shares of Series A Preferred Stock (whether or not declared) shall have been declared and paid.
     (iii) So long as any shares of Series A Preferred Stock are outstanding, the Corporation shall not make any payment on account of, or set apart for payment any money for a sinking or other similar fund for, the purchase, redemption, retirement or other acquisition of, or purchase, redeem, retire or otherwise acquire for value, any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities, and shall not permit any corporation or other entity directly or indirectly controlled by (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) the Corporation to purchase or redeem any of the Junior Securities or any warrants, rights, calls or options exercisable for any of the Junior Securities, unless prior to or concurrently with such payment, setting apart for payment, purchase or redemption, as the case may be, all accrued and unpaid dividends, if any, on shares of Series A Preferred Stock (whether or not declared) shall have been declared and paid.
     (iv) Subject to the foregoing provisions of this Section 4 and to Section 9(a)(iv), the Corporation may pay or set apart for payment dividends and other distributions on any of the Junior Securities and may purchase or otherwise redeem any of the Junior Securities or any warrants, rights or options exercisable

5

for any of the Junior Securities, and the holders of the shares of Series A Preferred Stock shall not be entitled to share in any such dividends, distributions or proceeds.
     Section 5. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders an amount in cash equal to the Liquidation Value for each share outstanding to and including the date of liquidation (the “Liquidation Date”), before any payment shall be made or any assets distributed to the holders of any of the Junior Securities. If the assets of the Corporation are not sufficient to pay in full the liquidation payments payable to the holders of outstanding shares of Series A Preferred Stock, then the holders of all such shares shall share pro rata in such distribution of assets in accordance with the full respective preferential amounts that would be payable on such shares of Series A Preferred Stock if all amounts payable thereon were paid in full.
     Section 6. Redemption Upon Triggering Event.
     (a) Triggering Event. Each of the following events shall constitute a “Triggering Event”:
     (i) A Conversion Default (as defined below).
     (ii) The Corporation’s failure to pay to the holder of any Series A Preferred Stock any amount of any Series A Dividend when and as due under this Certificate.
     (iii) Any default or defaults by the Corporation (A) in the payment of any principal of, or interest on, any Indebtedness which payments, individually or in the aggregate, exceed $1 million, when due after giving effect to any applicable grace period in the terms of the Indebtedness, or (B) on any Indebtedness, the principal amount of which, individually or in the aggregate, exceeds $1 million, which default or defaults in the case of clause (B) shall have resulted in such Indebtedness becoming due and payable prior to the date on which it would otherwise have become due and payable.
     (iv) The Corporation or any of its Significant Subsidiaries (as defined by Rule 1-02(w) of Regulation S-X under the Exchange Act), pursuant to or within the meaning of Title 11, U.S. Code, or any similar federal or State law for the relief of debtors, collectively, “Bankruptcy Law”), (A) commences a voluntary case, (B) consent to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a “Custodian”), (D) makes a general assignment for the benefit of its creditors, or (E) admits in writing that it is generally unable to pay its debts as due.
     (v) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Corporation or any of its

6

Significant Subsidiaries in an involuntary case, (B) appoints a Custodian of the Corporation or any of its Significant Subsidiaries or (C) orders the liquidation of the Corporation or any of its Significant Subsidiaries.
     (vi) A final judgment or judgments or the payment of money aggregating in excess of $1 million are rendered against the Corporation or any of its Subsidiaries and which judgments are not, within 60 days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; provided however, that any judgment which is covered by insurance or an indemnity from a credit-worthy party shall not be included in calculating the $1 million amount set forth above so long as the Corporation provides the holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the holder) to the effect that such judgment is covered by insurance or an indemnity and the Corporation will receive the proceeds of such insurance or indemnity within 30 days of the issuance of such judgment.
     (vii) The Corporation breaches any representation, warranty, covenant or other term or condition of this Certificate, the Securities Purchase Agreement, the Registration Rights Agreement, the Warrants, the Support Agreement or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby and hereby to which the holder is a party, except to the extent that such breach would not have a Material Adverse Effect and except, in the case of a breach of a covenant or other term or condition which is curable, only if such breach continues for a period of at least 15 consecutive Business Days after written notice of such default is given to the Corporation by holders of a Majority Interest.
     (b) Redemption Right.
     (i) Promptly after the occurrence of a Triggering Event with respect to shares of the Series A Preferred Stock, the Corporation shall deliver written notice thereof via facsimile and overnight courier (a “Triggering Event Notice”), to each holder. At any time after the earlier of the holder’s receipt of a Triggering Event Notice and the holder becoming aware of a Triggering Event, the holder may require the Corporation to redeem, to the extent that such redemption would not violate, breach or cause a default under the GE Credit Facility (as defined below), all or a portion of the shares of Series A Preferred Stock held by such holder by delivering written notice thereof (the “Triggering Event Redemption Notice”) to the Corporation, which Triggering Event Redemption Notice shall indicate the portion of the shares of Series A Preferred Stock held by such holder that it is electing to redeem; provided that such Triggering Event Redemption Notice may be sent only during the period beginning on and including the date of the occurrence of the Triggering Event and ending on and including the later of the date which is 20 Business Days after the date on which the holder receives a Triggering Event Notice from the Corporation with respect to such Triggering Event. Redemptions shall be made

7

at a per share redemption price (the “Redemption Price”) equal to the Liquidation Value per share. “GE Credit Facility” shall mean the Fifth Amended and Restated Credit Agreement, dated as of December 29, 2006, between the Corporation and General Electric Capital Corporation, as amended as of February 12, 2007, and by the amendment in effect as of the Closing Date pursuant to Section 2.4(b)(vii) of the Securities Purchase Agreement, and the related pledge agreements and guaranty, and any amendment, renewal, extension or replacement thereof, regardless of the identity of the lender; provided that any such amendment, renewal, extension or replacement must be on substantially similar terms, including, without limitation, applicable interest terms.
     (ii) If the Corporation fails to pay any holder the Redemption Price with respect to any share of Series A Preferred Stock within five Business Days after its receipt of a Trigger Event Redemption Notice, then the holder of Series A Preferred Stock entitled to redemption shall be entitled to interest on the Redemption Price at a per annum rate equal to twelve percent from the date on which the Corporation receives the Trigger Event Redemption Notice until the date of payment of the Redemption Price hereunder. In the event the Corporation is not able to redeem all of the shares of Series A Preferred Stock subject to the Trigger Event Redemption Notices delivered prior to the date upon which such redemption is to be effected, the Corporation shall redeem shares of Series A Preferred Stock from each holder pro rata, based on the total number of shares of Series A Preferred Stock outstanding at the time of redemption included by such holder in all Trigger Event Redemption Notices delivered prior to the date upon which such redemption is to be effected relative to the total number of shares of Series A Preferred Stock outstanding at the time of redemption included in all of the Trigger Event Redemption Notices delivered prior to the date upon which such redemption is to be effected.
     (c) Optional Redemption by the Corporation. To the extent permitted by law and the terms or provisions of other agreements or instruments for or with respect to capital stock or Indebtedness of the Corporation to which the Corporation is, or may become, a party or subject (including without limitation any notes, debentures or indentures), the outstanding shares of Series A Preferred Stock shall be redeemable beginning on June 1, 2010, at the option of the Corporation, in whole at any time, out of Legally Available Funds if (A) the last reported sale price for a share of Common Stock on the Principal Market during each trading day of the 30-day period (the “Measurement Period”) ending immediately prior to the date of the Optional Redemption Notice (as defined below) is equal to or greater than $3.75 (subject to adjustment for stock splits, stock dividends and reclassifications); and (B) the Corporation shall have filed a registration statement on Form S-3 under the Securities Act covering all shares of Common Stock issued or issuable upon conversion of the Series A Preferred Stock or exercise of the Warrants, and such registration statement shall have been declared effective by the Securities and Exchange Commission and no stop order or other suspension of effectiveness with respect to such registration statement shall have been

8

received by the Corporation. Redemptions shall be made at the per share Redemption Price.
Not more than 60 nor less than 30 days prior to the redemption date, notice (the “Optional Redemption Notice”) by first class mail, postage prepaid, shall be given to the holders of record of the Series A Preferred Stock to be redeemed, addressed to such shareholders at their last addresses as shown on the stock books of the Corporation. Each such Optional Redemption Notice shall specify the date fixed for redemption, the redemption price, the place or places of payment, that payment of the Redemption Price will be made upon presentation and surrender of certificates representing the shares of Series A Preferred Stock, and that on and after the redemption date, dividends will cease to accumulate on such shares.
On or after the date fixed for redemption as stated in the Optional Redemption Notice, each holder of the shares called for redemption shall surrender the certificate or certificates evidencing such shares to the Corporation at the place designated in such notice and shall thereupon be entitled to receive payment of the Redemption Price. If fewer than all the shares represented by any such surrendered certificate or certificates are redeemed, a new certificate shall be issued representing the unredeemed shares. If, on the date fixed for redemption, funds necessary for the redemption shall be available therefor and shall have been irrevocably deposited or set aside, then, notwithstanding that the certificates evidencing any shares so called for redemption shall not have been surrendered, the dividends with respect to the shares so called shall cease to accumulate on and after the date fixed for redemption, such shares shall no longer be deemed outstanding, the holders thereof shall cease to be shareholders, and all rights whatsoever with respect to such shares (except the right of the holders thereof to receive the Redemption Price without interest upon surrender of their certificates) shall terminate.
     Section 7. Conversion at Option of Holders.
     (a) Holders of Series A Preferred Stock may, at their option upon surrender of the certificates therefor, convert any or all of their shares of Series A Preferred Stock into fully paid and nonassessable shares of Common Stock (and such other securities and property as they may be entitled to, as hereinafter provided) at any time after issuance thereof; provided, that such conversion right shall expire at the close of business on the date, if any, fixed for the redemption of Series A Preferred Stock in any notice of redemption given pursuant to Section 6 hereof if there is no default in payment of the Redemption Price. Each share of Series A Preferred Stock shall be convertible at the office of any transfer agent for the Series A Preferred Stock, and at such other office or offices, if any, as the Board of Directors may designate, into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) as shall be equal to the Conversion Rate, determined as hereinafter provided, in effect at the time of conversion. Shares of Series A Preferred Stock may initially be converted into full shares of Common Stock at the rate of 666.6667 shares of Common Stock for each share of Series A Preferred Stock, subject to adjustment from time to time as provided in Section 8 (such conversion rate, as so adjusted from time to time, being referred to herein as the “Conversion Rate”). The

9

“Conversion Price” shall be equal to Stated Amount per share divided by the Conversion Rate, or initially $1.50, subject to adjustment in proportion to any adjustments to the Conversion Rate. Upon conversion, holders of Series A Preferred Stock shall receive in respect of any accumulated and unpaid dividends on the Series A Preferred Stock surrendered for conversion a number of shares of Common Stock equal to the number of shares of Common Stock that would have been issued if the accumulated and unpaid dividends in the form of Series A Preferred Stock would have been converted at the same time.
     (b) In order to effect a conversion, a holder shall: (i) fax (or otherwise deliver) a copy of the fully executed Notice of Conversion, attached hereto as Schedule A, to the Corporation (Attention: Secretary) and (ii) surrender or cause to be surrendered the original certificates representing the Series A Preferred Stock being converted (the “Preferred Stock Certificates”), duly endorsed, along with a copy of the Notice of Conversion as soon as practicable thereafter to the Corporation. Upon receipt by the Corporation of a facsimile copy of a Notice of Conversion from a holder, the Corporation shall promptly send, via facsimile, a confirmation to such holder stating that the Notice of Conversion has been received, the date upon which the Corporation expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation regarding the conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a conversion unless either the Preferred Stock Certificates are delivered to the Corporation as provided above, or the holder notifies the Corporation that such Preferred Stock Certificates have been lost, stolen or destroyed and delivers satisfactory evidence of loss to the Corporation and indemnification or a bond, in each case in a form reasonably satisfactory to the Corporation.
     (c) Upon the surrender of Preferred Stock Certificates accompanied by a Notice of Conversion, the Corporation (itself, or through its transfer agent) shall, no later than the later of (a) the second Business Day following the conversion date specified in the Notice of Conversion and (b) the Business Day following the date of such surrender (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the holder or its nominee (x) that number of shares of Common Stock issuable upon conversion of such shares of Series A Preferred Stock being converted and (y) a certificate representing the number of shares of Series A Preferred Stock not being converted, if any. Notwithstanding the foregoing, if the Corporation’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend (pursuant to the terms of the Securities Purchase Agreement) and the holder thereof is not then required to return such certificate for the placement of a legend thereon (pursuant to the terms of the Securities Purchase Agreement), the Corporation shall cause its transfer agent to promptly electronically transmit the Common Stock issuable upon conversion to the holder by crediting the account of the holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the holder physical certificates representing the Common Stock issuable upon conversion. Further, a holder may instruct

10

the Corporation to deliver to the holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.
     (d) If, at any time, (i) a holder of shares of Series A Preferred Stock submits a Notice of Conversion and the Corporation fails for any reason (other than because such issuance would exceed such holder’s allocated portion of the Exchange Cap) to deliver, on or prior to the fifth Business Day following the expiration of the Delivery Period for such conversion, such number of shares of Common Stock to which such holder is entitled upon such conversion, or (ii) the Corporation provides written notice to any holder of Series A Preferred Stock (or makes a public announcement via press release) at any time of its intention not to issue shares of Common Stock, which shares shall be subject to an effective registration statement, upon exercise by any holder of its conversion rights in accordance with the terms of this Certificate (other than because such issuance would exceed such holder’s allocated portion of the Exchange Cap) (each of (i) and (ii) being a “Conversion Default”), then the holder may elect, at any time thereafter, to have all or any portion of such holder’s outstanding shares of Series A Preferred Stock redeemed by the Corporation for cash, at an amount per share equal to the Redemption Price.
     (e) A number of shares of the authorized but unissued Common Stock sufficient to provide for the conversion of the Series A Preferred Stock outstanding upon the basis hereinbefore provided shall at all times be reserved by the Corporation, free from preemptive rights, for such conversion, subject to the provisions of the next paragraph. If the Corporation shall issue any securities or make any change in its capital structure which would change the number of shares of Common Stock into which each share of the Series A Preferred Stock shall be convertible as herein provided, the Corporation shall at the same time also make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for conversion of the outstanding Series A Preferred Stock on the new basis. The Corporation shall comply with all securities laws regulating the offer and delivery of shares of Common Stock upon conversion of the Series A Preferred Stock and shall use its best efforts to list such             shares on the Principal Market.
     (f) Upon the surrender of certificates representing shares of Series A Preferred Stock to be converted, duly endorsed or accompanied by proper instruments of transfer as provided above, the person converting such shares shall be deemed to be the holder of record of the Common Stock issuable upon such conversion, and all rights with respect to the shares surrendered shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets as herein provided.
     (g) The Corporation shall not be obligated to issue any shares of Common Stock upon conversion of shares of Series A Preferred Stock if the issuance of such shares of Common Stock would exceed the number of shares of Common Stock that the Corporation may issue to the holder of the shares of Series A Preferred Stock to be converted without breaching the Corporation’s obligations under the rules and regulations of the Nasdaq Global Select Market (the “Exchange Cap”), except the limitation shall

11

not apply in the event that the Corporation (a) obtains the approval of its shareholders as required by the applicable rules of the Nasdaq Global Select Market for issuances in excess of the Exchange Cap or (b) obtains a written opinion from outside counsel to the Corporation that such approval is not required, which opinion shall be reasonably satisfactory to the holder of the Series A Preferred Stock to be converted.
     Section 8. Adjustments to Conversion Rate. Notwithstanding anything in this Section 8 to the contrary, no change in the Conversion Rate shall be made until the cumulative effect of the adjustments called for by this Section 8 since the date of the last change in the Conversion Rate would change the Conversion Rate by more than 1%. However, once the cumulative effect would result in such a change, then the Conversion Rate shall be changed to reflect all adjustments called for by this Section 8 and not previously made. Subject to the foregoing, the Conversion Rate shall be adjusted from time to time as set forth in this Section 8. If the occurrence of an event would cause the Conversion Rate to be adjusted by more than one subsection of this Section 8, then the Conversion Rate shall be adjusted only once pursuant to the subsection that would provide the greatest share increase in the Conversion Rate.
     (a) Adjustments to Conversion Rate for Consolidation, Merger, etc. In case of any consolidation or merger of the Corporation with any other entity (other than a wholly owned subsidiary of the Corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Corporation shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of each share of Series A Preferred Stock then outstanding shall have the right thereafter to convert such share of Series A Preferred Stock into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which such share of Series A Preferred Stock could have been converted immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If in connection with any such consolidation, merger, sale, transfer or share exchange, each holder of shares of Common Stock is entitled to elect to receive either securities, cash or other assets upon completion of such transaction, the Corporation shall provide or cause to be provided to each holder of Series A Preferred Stock the right to elect the securities, cash or other assets into which the Series A Preferred Stock held by such holder shall be convertible after completion of any such transaction on the same terms and subject to the same conditions applicable to holders of the Common Stock (including, without limitation, notice of the right to elect, limitations on the period in which such election shall be made and the effect of failing to exercise the election).
     (b) Adjustments to Conversion Rate for Stock Splits, Reclassifications, and Certain Distributions. In case the Corporation shall:
     (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock;

12

     (ii) subdivide its outstanding Common Stock into a greater number of shares;
     (iii) combine the shares of its outstanding Common Stock into a smaller number of shares; or
     (iv) issue by reclassification of its Common Stock any shares of its capital stock, then in each such case the Conversion Rate in effect immediately prior thereto shall be proportionately adjusted so that the holder of any Series A Preferred Stock thereafter surrendered for conversion shall be entitled to receive, to the extent permitted by applicable law, the number and kind of shares of capital stock of the Corporation which such holder would have owned or have been entitled to receive after the happening of such event had such Series A Preferred Stock been converted immediately prior to the record date for such event (or if no record date is established in connection with such event, the effective date for such action).
An adjustment pursuant to this subparagraph (b) shall become effective immediately after the record date in the case of a stock dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.
     (c) Adjustments to Conversion Rate for Diluting Issues.
     (i) Certain Definitions. For purposes of this Section 8, the following terms shall have the following meanings:
               (A) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to paragraph 8(c)(ii) below (including shares of Common Stock subsequently reacquired or retired by the Corporation) after the Series A Original Issue Date (as defined below).
               (B) “Convertible Security” shall mean any evidence of Indebtedness, share or other security directly or indirectly convertible or exchangeable into or for Common Stock, excluding Options.
               (C) “Option” shall mean any option, warrant, right or security to purchase or otherwise acquire Common Stock or Convertible Securities.
               (D) “Series A Original Issue Date” shall mean the date on which the first share of Series A Preferred Stock was issued.
     (ii) Additional Shares of Common Stock Deemed to be Issued.
               (A) If after the Series A Original Issue Date, the Corporation shall issue or sell any Options or Convertible Securities, or shall fix a record date

13

for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date.
               (B) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Conversion Rate pursuant to the terms of this subparagraph 8(c), are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Conversion Rate computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Conversion Rate as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this subparagraph (B) shall have the effect of increasing the Conversion Rate to an amount which exceeds the lower of (X) the Conversion Rate in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (Y) the Conversion Rate that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.
               (C) If the terms of any Option or Convertible Security, the issuance of which did not result in an adjustment to the Conversion Rate pursuant to the terms of this subparagraph 8(c) (either because the consideration per share (determined pursuant to subparagraph 8(c)(iii)) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Conversion Rate then in effect and the then Current Market Price, or because such Option or Convertible Security was issued before the Series A Original Issue Date), are revised after the Series A Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to

14

provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in subparagraph 8(c)(ii)) shall be deemed to have been issued effective upon such increase or decrease becoming effective.
               (D) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Conversion Rate pursuant to the terms of subparagraphs 8(c)(iv) or (v), the Conversion Rate shall be readjusted to such Conversion Rate as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.
               (E) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Conversion Rate provided for in this subparagraph 8(c)(ii) shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (B) and (C) of this subparagraph 8(c)(ii)). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Conversion Rate that would result under the terms of this subparagraph 8(c)(ii) at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Conversion Rate that such issuance or amendment took place at the time such calculation can first be made.
     (iii) Determination of Consideration. For purposes of this Section 8, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:
               (A) Cash and Property: Such consideration shall:
               (1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

15

               (2) insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation; and
               (3) in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors of the Corporation.
               (B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to subparagraph 8(c)(ii), relating to Options and Convertible Securities, shall be determined by dividing:
               (1) the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by
               (2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.
     (iv) Issues Below Current Market Price.
               (A) In case the Corporation shall issue or sell or, or is deemed to have issued or sold pursuant to subparagraph 8(c)(ii) above, Additional Shares of Common Stock for consideration per share less than the average of the daily last sales price of the Common Stock on the Principal Market as reported by Bloomberg Financial Markets, or a comparable reporting service (the “Closing Price”) for the 10 consecutive Business Days ending on the Business Day immediately preceding the date of such issuance (the “Current Market Price”), then in each such case the Conversion Rate in effect on such record date shall be adjusted in accordance with the formula:

16

where

C1	=	the adjusted Conversion Rate.
C	=	the current Conversion Rate.
O	=
the number of shares of Common Stock outstanding on the Business Day immediately preceding the date of such issuance (for which purpose the shares of Common Stock outstanding shall be the sum of (1) the number of shares of Common Stock then outstanding, and (2) the number of shares of Common Stock into which any other outstanding securities of the Corporation are then issuable upon conversion, exercise or exchange of such securities other than the Warrants (as defined in the Securities Purchase Agreement)).

N	=	the number of Additional Shares of Common Stock issued, or deemed to have been issued.
P	=	the consideration per share of the Additional Shares of Common Stock issued or deemed to have been issued.
M	=	the Current Market Price per share of Common Stock on the date of such issuance.
               (B) Such adjustment shall become effective immediately after the date of issuance, or deemed issuance, of such Common Stock.
     (v) Issues Below Conversion Price.
               (A) In case the Corporation shall issue or sell or, or is deemed to have issued or sold pursuant to subparagraph 8(c)(ii) above, Additional Shares of Common Stock for consideration per share less than the Conversion Price in effect immediately prior to the date of such issue, then in each such case the Conversion Rate in effect on such issuance date shall be adjusted in accordance with the formula:

17

where

C1	=	the adjusted Conversion Rate.
C	=	the current Conversion Rate.
O	=
the number of shares of Common Stock outstanding on the Business Day immediately preceding the date of such issuance (for which purpose the shares of Common Stock outstanding shall be the sum of (1) the number of shares of Common Stock then outstanding, and (2) the number of shares of Common Stock into which any other outstanding securities of the Corporation are then issuable upon conversion, exercise or exchange of such securities other than the Warrants (as defined in the Securities Purchase Agreement)).

N	=	the number of Additional Shares of Common issued, or deemed to have been issued.
CP	=	the Conversion Price in effect immediately prior to the issuance.
P	=	the consideration per share of the Additional Shares of Common Stock issued, or deemed to have been issued.
               (B) Such adjustment shall become effective immediately after the date of issuance, or deemed issuance, of such Common Stock.
(d) Adjustments to Conversion Rate for Certain Distributions.
     (i) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its Indebtedness or assets (including securities, but excluding (A) any Options or Convertible Securities, and (B) any dividend or distribution paid in cash out of the retained earnings of the Corporation and any dividend or distribution referred to in subparagraph 8(b) above), then in each such case the Conversion Rate then in effect shall be adjusted as of the ex-dividend date for such dividend or distribution in accordance with the formula:

where

C1	=	the adjusted Conversion Rate.
C	=	the current Conversion Rate.
M	=	the Current Market Price per share of Common Stock on the ex-dividend date for such distribution.
F	=
the amount of such cash dividend and/or the fair market value on such ex-dividend date of the assets, securities, rights or warrants to be distributed divided by the number of shares of Common Stock outstanding on such ex-dividend date. The Board of Directors of the Corporation shall determine in good faith such fair market value.

18

Notwithstanding the foregoing, in no event shall	M	be deemed to be less than zero.

M -F
     (ii) Such adjustment shall become effective immediately after the ex-dividend date with respect to such dividend or distribution.
     (e) All calculations of adjustments hereunder shall be made to the nearest cent or to the nearest 1/100 of a share, as the case may be.
     (f) In the event that at any time, as a result of an adjustment made pursuant to subparagraph (a) or (b) above, the holder of any Series A Preferred Stock shall, upon conversion of such Series A Preferred Stock, become entitled to receive securities, cash or assets other than Common Stock, the number or amount of such securities or property so receivable upon conversion shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in subparagraphs (a) through (d) above.
     (g) Whenever the Conversion Rate is adjusted as herein provided, the Corporation shall send to each transfer agent for the Series A Preferred Stock and the Common Stock, and to the Principal Market, a statement signed by the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer or any Vice President of the Corporation and if required by the Principal Market by its Treasurer, its Secretary or its Assistant Secretary stating the adjusted Conversion Rate determined as provided in this Section 8; and any adjustment so evidenced, given in good faith, shall be binding upon all shareholders and upon the Corporation. Whenever the Conversion Rate is adjusted, the Corporation shall give notice by mail at the time of, and together with, the next dividend payment to the holders of record of Series A Preferred Stock, setting forth the adjustment and the new Conversion Rate and Conversion Price. Notwithstanding the foregoing notice provisions, failure by the Corporation to give such notice or a defect in such notice shall not affect the binding nature of such corporate action of the Corporation.
     (h) Whenever the Corporation shall propose to take any of the actions specified in subparagraphs (a) through (d) of this Section 8 which would result in any adjustment in the Conversion Rate, the Corporation shall cause a notice to be mailed at least 30 days prior to the date on which the books of the Corporation will close or on which a record will be taken for such action to the holders of record of the outstanding Series A Preferred Stock on the date of such notice. Such notice shall specify the action proposed to be taken by the Corporation and the date as of which holders of record of the Common Stock shall participate in any such actions or be entitled to exchange their Common Stock for securities or other property, as the case may be. Failure by the Corporation to give such notice or any defect in such notice shall not affect the validity of the transaction.
     (i) Notwithstanding any other provision of this Section 8, no adjustment in the Conversion Rate need be made (i) for issuances of (A) Conversion Shares or Warrant Shares (as such terms are defined in the Securities Purchase Agreement) or (B) Common

19

Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities, in each case provided such issuance is pursuant to the terms of such Option or Convertible Security; (ii) for issuances of shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series A Preferred Stock; (iii) for sales of Common Stock pursuant to a plan for reinvestment of dividends on Common Stock, provided that the purchase price in any such sale is at least equal to 95% of the market price of the Common Stock at the time of such sales; or (iv) for sales of Common Stock pursuant to any plan adopted by the Corporation for the benefit of its employees or consultants, provided that such plan has been approved by the Corporation’s independent directors, or pursuant to any plan for the benefit of the Corporation’s directors, provided that such plan has been approved by the Corporation’s shareholders.
     (j) If any event occurs as to which in the opinion of the Board of Directors of the Corporation the other provisions of this Section 8 are not strictly applicable or if strictly applicable would not fairly protect the rights of holders of Series A Preferred Stock in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid; provided, however, that the members of the Board of Directors of the Corporation shall not be liable to the holders hereof for any such determination made in good faith.
     Section 9. Certain Actions Not to be Taken Without Vote of Holders of Series A Preferred Stock.
     (a) So long as any shares of Series A Preferred Stock are outstanding , the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise), without first obtaining the approval of the Series A Directors or holders of a Majority Interest:
     (i) alter or change the rights, preferences or privileges of the Series A Preferred Stock, or increase the authorized number of shares of Series A Preferred Stock;
     (ii) alter or change the rights, preferences or privileges of any capital stock of the Corporation in any manner that results in any adverse effect to the Series A Preferred Stock;
     (iii) issue any shares of Series A Preferred Stock other than pursuant to the Securities Purchase Agreement or as a Series A Dividend; or
     (iv) use the proceeds from the sale of the Shares and the Warrants pursuant to the Securities Purchase Agreement other than (A) to pay the Closing Fee and other fees and expenses associated with the transactions contemplated by

20

the Transaction Documents, and (B) to the extent the Corporation has paid in full the Closing Fee, for working capital and general corporate purposes;
     (b) So long as at least 20% of the aggregate amount of the shares of Series A Preferred Stock issued to the Purchasers at the Closing are outstanding, the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise), without first obtaining the approval of the Series A Directors or holders of a Majority Interest:
     (i) purchase or redeem (or permit any Subsidiary to purchase or redeem) or pay or declare any dividend or make any distribution on, any shares of capital stock of the Corporation other than (i) redemptions of or dividends or distributions on the Series A Preferred Stock, or (ii) dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock;
     (ii) issue any of the Corporation’s equity or equity-linked securities on floating conversion rate terms, or at a price or with a conversion or exercise price, as applicable, below (A) the Conversion Price, or (B) the Closing Price for the Common Stock on the date of such issuance of such security; or
     (iii) permit the size of the Board of Directors to be increased beyond 11;
     (iv) incur, create, assume or in any way become liable for any Indebtedness unless at the time of and after giving pro forma effect to such incurrence and the application of proceeds therefrom, the ratio of the Corporation’s Indebtedness to EBITDA for the last twelve (12) complete months would be less than or equal to 2.0 to 1.0; provided that for purposes of the foregoing calculation, the Corporation’s Indebtedness shall exclude (x) trade and merchandise accounts payable and amounts due under letters of credit to secure such accounts payable and (y) Indebtedness under the GE Credit Facility.
     (c) So long as the Purchasers beneficially hold at least 20% of the aggregate amount of the shares of Series A Preferred Stock issued to the Purchasers at the Closing, the Corporation shall not take any of the following corporate actions (whether by merger, consolidation or otherwise), without first obtaining the approval of the Series A Directors or holders of a Majority Interest:
     (i) approve or adopt any annual budget, strategic plan or similar document or any amendment thereto for the Corporation;
     (ii) prior to June 1, 2010, consummate a Company Sale unless the consideration received by the holders of Securities in such Company Sale is solely cash, and the amount of such cash consideration received by the holders of Securities, in the aggregate, in such Company Sale, is equal to 300% of (A) the aggregate Subscription Amounts paid by all Purchasers pursuant to the Securities

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Purchase Agreement, plus (B) the aggregate exercise prices paid by the holders of Warrants upon all exercises thereof prior to the consummation of such Company Sale; or
     (iii) enter into a definitive agreement for, or complete, a Material Acquisition;
     (d) The corporation shall not authorize, or commit or agree to take, any of the actions set forth in subsection (a), (b) or (c) without the authorization required by the applicable subsection. Notwithstanding the foregoing, no change pursuant to this Section 9 shall be effective to the extent that, by its terms, it applies to less than all of the holders of shares of Series A Preferred Stock then outstanding.
     (e) Certain Definitions. For purposes of this Section 9, the following terms shall have the following meanings:
     (i) “Company Sale” means a transaction (whether in one or a series of related transactions) pursuant to which a Person, or group of affiliated Persons (a) acquires (whether by merger, amalgamation, consolidation, recapitalization, reorganization, redemption, transfer or issuance of securities or otherwise) capital stock of the Corporation (or any surviving or resulting corporation) possessing the voting power to elect a majority of the Board of Directors (or such surviving or resulting corporation) other than (x) in connection with a merger or consolidation that does not constitute a Company Sale pursuant to clause (c) hereof or (y) an acquisition by a licensed broker-dealer or licensed underwriter who purchases voting stock of the Corporation pursuant to an underwritten public offering solely for purposes of resale to the public, , (b) acquires assets constituting all or substantially all of the assets of the Company Group or (c) merges or consolidates (or agrees to merge or consolidate) with or into any member of the Company Group (other than in a merger involving only the Corporation and a wholly-owned Subsidiary or, to the extent the rights of the holders of the Series A Preferred Stock are not adversely affected thereby a merger or consolidation in which immediately following its consummation, all or substantially all of the beneficial owners of the voting stock of the Corporation (including owners of Series A Preferred Stock of the Corporation) beneficially own, directly or indirectly, more than 50% of the voting power of the then outstanding shares of voting stock (or comparable voting equity interests) of the surviving entity of the merger or consolidation (including such beneficial ownership of an entity that, as a result of such transaction, owns the Corporation directly or through one or more subsidiaries) in substantially the same proportions (as compared to the other beneficial owners of the Corporation’s voting stock immediately prior to such transaction) as their ownership of the Corporation’s voting stock immediately prior to such transaction).
     (ii) “EBITDA” means, for any period, the net income of the Company Group for such period plus (i) without duplication and to the extent deducted in determining such net income, the sum of (A) consolidated interest expense for

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such period, (B) consolidated income tax expense for such period, and (C) all amounts attributable to depreciation and amortization for such period, and minus (ii) to the extent included in determining such net income, any extraordinary gains and all non-cash items of income for such period, all determined on a consolidated basis in accordance with GAAP.
     (iii) “Guarantee” of or by any Person means any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person except the Corporation or a wholly owned Subsidiary (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness or other obligation, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment of such Indebtedness or other obligation or (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation; provided, however, that the term “Guarantee” shall not include endorsements for the collection or deposit in the ordinary course of business of the Corporation consistent with past practice.
     (iv) “Indebtedness” of any Person, means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (e) all obligations of such Person issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable and accrued obligations incurred in the ordinary course of business consistent with past practice), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing rights, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all obligations under Capital Leases of such Person, (i) all obligations of such Person as an account party in respect of letters of credit, and (j) all obligations of such Person in respect of bankers’ acceptances, provided that Indebtedness shall not include any indebtedness of the Corporation solely to one or more wholly owned Subsidiaries or any indebtedness of any wholly owned Subsidiary solely to one or more of the Corporation or another wholly owned Subsidiary. The Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner.

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     (v) “Material Acquisition” means an acquisition of assets or equity of another Person or group of affiliated Persons or of any facility, division or product line and/or business operated by any Person involving consideration paid by members of the Company Group, plus Indebtedness assumed by members of the Company Group, in the aggregate exceeding $5,000,000, excluding purchases of inventory of the Corporation made in the ordinary course of business of the Corporation consistent with past practice.
     Section 10. Affirmative Covenants.
     (a) So long as at least 20% of the aggregate amount of the shares of Series A Preferred Stock issued to the Purchasers at the Closing are outstanding , unless approved by the Series A Directors or the holders of a Majority Interest, the Corporation shall, and the Corporation shall cause each other member of the Company Group to:
     (i) cause the Series A Directors to be duly nominated to serve as members of the Board of Directors; and
     (ii) cause the Series A Directors to be appointed to the Committee or Committees of the Board of Directors that the Series A Directors designate in writing to the Corporation from time to time provided that they shall constitute less than 50% of each such Committee unless the Board of Directors, in its sole discretion, shall otherwise determine, provided that the Governance and Nominating Committee and the Board of Directors shall have determined that each such Series A Director is “independent,” as that term is defined under Rule 4200 of the listing rules of the NASDAQ Stock Market, and that Series A Directors shall not serve on the Audit Committee unless they are also deemed to be independent under Rule 10A 3(b)(i) under the Exchange Act;
     (iii) maintain and keep its properties in adequate repair, working order and condition, and from time to time make all necessary or sufficient repairs, renewals and replacements, so that its businesses may be properly and advantageously conducted in all material respects at all times;
     (iv) maintain or cause to be maintained with financially sound and reputable insurers (x) public liability and property damage insurance with respect to their respective businesses and properties against loss or damage of the kinds and in amounts customarily carried or maintained by companies of established reputation engaged in similar businesses, and (y) with respect to the Corporation only, directors’ and officers’ liability insurance providing at least the same coverage and amounts and containing terms and conditions which are not less advantageous in any material respect, in each case than the directors’ and officers’ liability insurance maintained by the Corporation as of the Closing Date;
     (v) pay and discharge when due all tax liabilities, assessments and governmental charges or levies imposed upon its properties or upon the income or profits therefrom (in each case before the same become delinquent and before

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penalties accrue thereon), unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP, are being maintained by the Corporation;
     (vi) enter into or suffer to exist any contract, agreement, arrangement or transaction with any Affiliate (an “Affiliate Transaction”), other than a Permitted Affiliate Transaction, with only the prior consent of the members of the Board of Directors or a committee thereof with no interest in such Affiliate Transaction;
     (vii) at all times cause to be done all things necessary to maintain, preserve and renew its corporate existence and all material licenses, authorizations and permits necessary to the conduct of its businesses; and
     (viii) comply in all material respects with all applicable laws, rules and regulations of all Governmental Agencies;
     (b) So long as any shares of Series A Preferred Stock are outstanding , unless approved by the Series A Directors or the holders of a Majority Interest, the Corporation shall, and the Corporation shall cause each other member of the Company Group to:
     (i) conduct its business in a manner so that it will not become subject to the Investment Company Act;
     (ii) reserve and keep available out of the Corporation’s authorized but unissued shares of Common Stock, solely for the purposes of issuance upon conversion of the Shares and exercise of the Warrants, such number of shares of Common Stock as are issuable upon the conversion of all outstanding Shares or exercise of the Warrants; and
     (iii) if the Corporation is no longer subject to the requirements of the Exchange Act, furnish to each holder of Series A Preferred Stock reports in substantially the same form and at the same times as would be required if it were subject to the Exchange Act as follows:
          (A) within 90 days after the end of each fiscal year, a report containing its audited consolidated balance sheet and related statements of income, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by KPMG LLP or other independent public accountants of recognized national standing (without a “going concern” or similar qualification relating to the questionable value of assets because of concerns regarding survivability and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Company Group on a consolidated basis in accordance with GAAP, all certified by its chief financial officer as presenting fairly in all material respects the results of

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operations of the Corporation on a consolidating basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes; and
          (B) within 40 days after the end of each of the first three fiscal quarters of each fiscal year, a report containing its consolidated balance sheet and related statements of income, shareholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by its chief financial officer as presenting fairly in all material respects the results of operations of the Corporation on a consolidating basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes;
     (c) So long as the Purchasers beneficially hold at least 20% of the aggregate amount of shares of Series A Preferred Stock issued to the Purchasers at the Closing, the Corporation shall, unless approved by the Series A Directors or the holders of a Majority Interest:
     (i) by no later than November 30 of each fiscal year, submit to the Purchasers a budget and business plan for the immediately succeeding fiscal year in the form approved by the Board of Directors;
     (ii) create and maintain a Special Committee of the Board of Directors (the “Special Committee”), comprised solely of the Series A Directors, to which the Board of Directors, to the fullest extent permitted by law, shall delegate all authority and power of the Board of Directors with respect to the termination of employment of the Corporation’s Chief Executive Officer and, upon any termination of the Corporation’s Chief Executive Officer by the Special Committee, the Series A Directors shall recommend a Person to be named the Corporation’s Chief Executive Officer and the terms for such Person’s employment. In such event, the Board of Directors shall evaluate the Person so recommended to determine whether such individual has reasonably adequate experience, reputation and character to serve the Corporation as Chief Executive Officer and the Board of Directors and the Compensation Committee of the Board of Directors shall evaluate whether the recommended terms of employment are reasonable. If so, and if the Board of Directors determines that hiring such Person on such terms is in the best interests of the Corporation, the Corporation shall employ such Person as Chief Executive Officer on such terms.
     (iii) promptly notify Purchasers of (i) the commencement or threat of any Action, or related Actions, which, individually or in the aggregate, involve amounts in excess of $1,000,000, or (ii) the occurrence of any event, or series of related events, that could reasonably be expected to result in, a Material Adverse Effect;

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     (iv) afford to Purchasers and their authorized representatives, upon reasonable notice, full access during normal business hours to all properties, books, records, contracts, and documents of the Corporation as Purchasers and such authorized representatives may reasonably request and an opportunity to make such investigations as Purchasers and such authorized representatives may reasonably request, and the Corporation will furnish or cause to be furnished to Purchasers and their authorized representatives all such information with respect to the affairs and businesses of the Corporation as they may reasonably request; and
     (v) within 30 days after the end of each month, provide to Purchasers a consolidated balance sheet and related statements of income, shareholders’ equity and cash flows as of the end of and for such month and the then elapsed portion of the fiscal year, setting forth in each case a comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by its chief financial officer as presenting fairly in all material respects the results of operations of the Corporation on a consolidating basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes.
     Section 11. Outstanding Shares. For purposes of this Certificate of Designations, all shares of Series A Preferred Stock shall be deemed outstanding except for (a) shares of Series A Preferred Stock held of record or beneficially by the Corporation or any subsidiary of the Corporation, and (b) from the date fixed for redemption pursuant to Section 6, all shares of Series A Preferred Stock which have been called for redemption, provided that funds necessary for such redemption are available therefor and have been irrevocably deposited or set aside for such purpose.
     Section 12. Right of First Offer.
     (a) Subject to the terms and conditions specified in this Section 12, the Corporation hereby grants to each holder of shares of Series A Preferred Stock a right of first offer with respect to future sales by the Corporation of its Securities (as hereinafter defined).
     (b) Each time the Corporation proposes to offer any shares of, or securities convertible into or exercisable for, any shares of any class of its capital stock (the “Securities”), the Corporation shall first make an offering of such Securities to each holder of shares of Series A Preferred Stock in accordance with the following provisions:
     (i) The Corporation shall deliver a notice by certified mail (the “Offer Notice”) to each holder of shares of Series A Preferred Stock stating (A) its bona fide intention to offer such Securities, (B) the number of Securities to be offered, and (C) the price and terms, if any, upon which it proposes to offer such Securities.

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     (ii) By written notification received by the Corporation within 21 days after giving the Offer Notice, each holder of shares of Series A Preferred Stock may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such Securities which equals the proportion that the number of shares of Common Stock into which the shares of Series A Preferred Stock issued and held by such holder bears to the total number of shares of Common Stock that are either then outstanding or issuable upon conversion of outstanding shares of Series A Preferred Stock.
     (iii) If all Securities which the holders of Series A Preferred Stock are entitled to obtain pursuant to this Section 12 above are not elected to be obtained, the Corporation may, during the 90 day period following the expiration of the period provided in this Section 12 above, offer the remaining unsubscribed portion of such shares to any person or persons at a price not less than that, and upon terms no more favorable to the offeree than those, specified in the Office Notice. If the Corporation does not enter into an agreement for the sale of the Securities within such period, or if such agreement is not consummated within 30 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Securities shall not be offered unless first reoffered to the holders of Series A Preferred Stock in accordance herewith.
     (iv) The right of first offer in this Section 12 shall not be applicable to (A) issuances of (1) Conversion Shares or Warrant Shares or (2) Securities pursuant to the conversion or exercise of convertible or exercisable Securities outstanding on the date of this Certificate of Designations; (B) issuances of Series A Preferred Stock or other Securities as a dividend or distribution on Series A Preferred Stock; (C) sales of Common Stock pursuant to a plan for reinvestment of dividends on Common Stock, provided that the purchase price in any such sale is at least equal to 95% of the market price of the Common Stock at the time of such sales; (D) sales of Common Stock pursuant to any plan adopted by the Corporation for the benefit of its employees or consultants, provided that such plan has been approved by the Corporation’s independent directors, or pursuant to any plan for the benefit of the Corporation’s directors, provided that such plan has been approved by the Corporation’s shareholders; (E) issuances of Securities in connection with a bona fide business acquisition of or by the Corporation, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, in each case, approved by the Board of Directors; or (F) sales of Common Stock in a registered public offering approved by the Board of Directors.
     Section 13. Status of Series A Preferred Stock Upon Retirement. Shares of Series A Preferred Stock which are acquired or redeemed by the Corporation shall return to the status of authorized and unissued shares of Preferred Stock of the Corporation without designation as to series. Upon the acquisition or redemption by the Corporation of all outstanding shares of Series A Preferred stock, all provisions of this Certificate of Designations shall cease to be of further effect. Upon the occurrence of such event, the Board of Directors of the Corporation shall have the power, pursuant to Minnesota Statutes, Section 302A.135, Subd. 5 or any

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successor provision and without shareholder action, to cause restated articles of incorporation of the Corporation or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal of all provisions relating to the Series A Preferred Stock and/or the cancellation of this Certificate of Designations.
     Section 14. Waiver. The provisions of this Certificate of Designations may be waived and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the holders of a Majority Interest consent to such waiver. Any such waiver shall be enforceable against all holders of Series A Preferred Stock and shall not constitute an amendment to this Certificate of Designation.

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     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by ___, its ___, this ___ day of ___.

WILSONS THE LEATHER EXPERTS INC.

By

Name:

Title:

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Schedule A
NOTICE OF CONVERSION
(To be Executed by the Registered Holder
in order to Convert the Series A Preferred Stock)
     The undersigned hereby irrevocably elects to convert ___ shares of Series A Preferred Stock (the “Conversion”), represented by Stock Certificate No(s). ___ (the “Preferred Stock Certificates”), into shares of common stock (“Common Stock”) of Wilsons The Leather Experts Inc. (the “Corporation”) according to the conditions of the Certificate of Designation of Series A Convertible Preferred Stock (the “Certificate of Designation”), as of the date written below. If securities are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. No fee will be charged to the holder for any conversion, except for transfer taxes, if any. Each Preferred Stock Certificate is attached hereto (or evidence of loss, theft or destruction thereof).
     Except as may be provided below, the Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee (which is ___) with DTC through its Deposit Withdrawal Agent Commission System (“DTC Transfer”).
     In the event of partial exercise, please reissue a new stock certificate for the number of shares of Series A Preferred Stock which shall not have been converted.
     The undersigned acknowledges and agrees that all offers and sales by the undersigned of the securities issuable to the undersigned upon conversion of the Series A Preferred Stock have been or will be made only pursuant to an effective registration of the transfer of the Common Stock under the Securities Act of 1933, as amended (the “Act”), or pursuant to an exemption from registration under the Act.
☐	In lieu of receiving the shares of Common Stock issuable pursuant to this Notice of Conversion by way of DTC Transfer, the undersigned hereby requests that the Corporation issue and deliver to the undersigned physical certificates representing such shares of Common Stock.

Date of Conversion:

Applicable Conversion Price:

Signature:

Name:

Address: